Exhibit 10.11

Volume Submitter 401(k) Profit Sharing Plan

Adoption Agreement

EMPLOYER INFORMATION

Name of Adopting Employer			Office # - Client #
CytoDyn Inc.			0072 - 0872PD18

Address 1511 3rd St.

City		State	Zip
Santa Fe		NM	87505

Telephone	Adopting Employer’s Federal Tax Identification Number	Adopting Employer’s Tax Year End
505-988-5520	75-3056237	12 / 31

Type of Business (select one)
☐Sole Proprietorship ☐Partnership ☑C Corporation ☐S Corporation ☐LLC ☐Other

Name of Plan
CytoDyn Inc.		40l(k) Profit Sharing Plan and Trust

Plan Sequence Number	Trust Identification Number (if applicable)	Account Number
001	75-3056237

Related Employers - If the Adopting Employer is part of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), a group of commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code Section 415(h)) or an affiliated service group (as defined in Code Section 414(m)) of which the Adopting Employer is a part, or any other entity required to be aggregated with the Adopting Employer pursuant to Code Section 414(o), then such related employers will participate in this Plan only if listed on Attachment B, Participating Employer Form. Failure to include related employers may cause a violation of the coverage rules in Code Section 410(b). Additions to or deletions from Attachment B, Participating Employer Form do not constitute amendments to this Plan.

SECTION ONE: EFFECTIVE DATES

Complete Part A or B

Part A.	☑	New Plan Effective Date

This is the initial adoption of a 401(k) profit sharing plan by the Adopting Employer.
The Effective Date of this Plan is January 01, 2010.
The Effective Date for Elective Deferrals under this Plan, if different from above, is:

Pre-Tax Elective Deferrals (select one)

Option 1:	☐	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date.

Option 2:	☑	02 /10 /2010 (Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date)

NOTE: If no option is selected, Option 1 will apply for Elective Deferrals.

Roth Elective Deferrals (select one)

Option 1:	☐	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date.

Option 2:	☑	02 /10 /2010 (Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date)

NOTE: If no option is selected, Option 1 will apply for Roth Elective Deferrals.

NOTE: The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed and may not be earlier than such date. Elective Deferrals, however, cannot be made available before the later of the date this Adoption Agreement is signed or the Effective Date for Elective Deferrals.

Part B.	☐	Existing Plan Amendment or Restatement Date

This is an amendment or restatement of an existing qualified plan (a Prior Plan).

The Prior Plan was initially effective on .

The Effective Date of this amendment or restatement is 02 /10 /2010 (except as, otherwise provided on Attachment C, Special Effective Date(s), if applicable, or in the Basic Plan Document).

The Effective Date for Elective Deferrals under this Plan, if added by this amendment and different from above, is:

Pre-Tax Elective Deferrals (select one)

Option 1:	☐	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date.

Option 2:	☐	(Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date)

NOTE: If no option is selected, Option 1 will apply for Pre-Tax Elective Deferrals.

Roth Elective Deferrals (select one)

Option 1:	☐	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date.

Option 2:	☐	(Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date)

NOTE: If no option is selected. Option 1 will apply for Roth Elective Deferrals.

NOTE: The restatement Effective Date is generally the first day of the Plan Year in which this Adoption Agreement is signed. An amendment or restatement Effective Date after the first day of the Plan Year in which this Adoption Agreement is signed may result in a reduction or elimination of accrued benefits, violating Code Section 411(d)(6). Notwithstanding the foregoing Effective Dates for certain items (e.g., EGTRRA and other government pronouncements) are governed by the dates specified in the Basic Plan Document. If Elective Deferrals are being made available for the first time as a result of this amendment or restatement, the Elective Deferrals cannot be made available before the later of the date this Adoption Agreement is signed or the Effective Date for Elective Deferrals. If different Effective Dates are selected for Pre-Tax and Roth Elective Deferrals, the Effective Date for Pre-Tax Elective Deferrals must be either the same date or an earlier date than that selected for Roth Elective Deferrals.

SECTION TWO: ELIGIBILITY

Complete Parts A through G

NOTE: Eligibility requirements selected for Elective Deferrals will also apply to Qualified Nonelective Contributions, if such contributions are made to the Plan Eligibility requirements selected for Matching Contributions will apply to Qualified Matching Contributions, if such contributions are made to the Plan.

Part A	Age and Years of Eligibility Service

1.	Age Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions, as applicable, made pursuant to Section Three of the Adoption Agreement, after attaining the following age (select and complete all that apply):

☑	Elective Deferrals – Age 21 (no more than 21).

☑	Matching Contributions – Age 21 (no more than 21).

☑	Employer Profit Sharing Contributions – Age 21 (no more than 21).

NOTE: If no age is specified for a contribution source there will be no age requirement for such source.

2.	Years of Eligibility Service Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions as applicable, made pursuant to Section Three of the Adoption Agreement (select and complete all that apply):

☐	No Eligibility Service Required.

If this option is selected, there will be no eligibility service requirement for the following contributions (select all that apply):

☐	Elective Deferrals.

☐	Matching Contributions.

☐	Employer Profit Sharing Contributions.

☑	After completing 03 consecutive Months of Eligibility Service (no more than 12).

If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing the Months of Eligibility Service specified above (select all that apply):

☑	Elective Deferrals.

☑	Matching Contributions.

☐	Employer Profit Sharing Contributions.

☐	After completing consecutive Months of Eligibility Service (no more than 12) during which the Employee completes at least 0 Hours of Service (no more than 1000).

NOTE: Employees not meeting the hours requirement within the initial number of months indicated in the Adoption Agreement will satisfy the Month of Eligibility Service requirement when they complete 1,000 Hours of Service within the Eligibility Computation Period.

If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing the Months of Eligibility Service and Hours of Service specified above (select all that apply):

☐	Elective Deferrals.

☐	Matching Contributions.

☐	Employer Profit Sharing Contributions.

After Completing 1 Year of Eligibility Service.

☑	If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing one Year of Eligibility Service (select all that apply):

☐	Elective Deferrals.

☐	Matching Contributions.

☑	Employer Profit Sharing Contributions.

☐	After completing 2 Years of Eligibility Service.

If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing 2 Years of Eligibility Service (select all that apply).

☐ Matching Contributions.

☐ Employer Profit Sharing Contributions.

☐	Other.

If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing the following requirements (select and complete all that apply):

☐ Elective Deferrals (Cannot require more than 1 Year of Eligibility Service).

☐ Matching Contributions (Cannot require more than 2 Years of Eligibility Service) months.

☐ Employer Profit Sharing Contributions (Cannot require more than 2 Years of Eligibility Service) months.

NOTE: If no Year of Eligibility Service requirement is selected for a contribution source, an Employee will become eligible to become a Participant upon date of hire with respect to such source. A Participant cannot be required to complete more than one Year of Eligibility Service for Elective Deferrals or two Years of Eligibility Service for Matching Contributions and Employer Profit Sharing Contributions. If more than one Year of Eligibility Service is selected in this Section Two, Part A for either Matching Contributions or Employer Profit Sharing Contributions, the immediate 100 percent vesting schedule in Section Four will automatically apply to such contribution source.

3.	Age and Years of Eligibility Service Waivers

a.	Employees Employed as of the Effective Date

Will an Employee (other than an Employee who either is part of an excluded class of Employees or is employed by a related employer that does not participate in the Plan) employed as of the Effective Date(s) listed in Section One, Part A, of the Adoption Agreement who has not otherwise met the age and Years of Eligibility Service requirements listed above be considered to have met those requirements as of the Effective Date and be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions, as applicable, made pursuant to Section Three of the Adoption Agreement (select one)?

Option 1: ☐ Yes.

Option 2: ☑ No.

NOTE: If no option is selected. Option 2 will apply.

b.	Employees Employed as of a Specified Date

Will an Employee (other than an Employee who either is part of an excluded class of Employees or is employed by a related employer that does not participate in the Plan) employed on 02 /10 /2010 (specify a month, day, and year) who has not otherwise met the age and Years of Eligibility Service requirements be considered to have met those requirements and be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions, as applicable, made pursuant to Section Three of the Adoption Agreement (select one)?

Option 1: ☐ Yes.

Option 2: ☑ Not applicable.

NOTE: If no option is selected, Option 2 will apply. If Option 1 is selected but no date is specified, no additional age and Years of Eligibility Service waivers will apply. This age and Years of Eligibility Service waiver may be used either when this Plan is adopted or when the Plan is subsequently amended (e.g., to add one or more types of contribution, to add a previously excluded group of Employees, etc.).

c.	Mergers and Acquisitions

Will an Employee (other than an Employee who either is part of an excluded class of Employees or is employed by a related employer that does not participate in the Plan) employed on                    (specify a month, day, and year) who 1) became an Employee as a result of a merger with or acquisition of the prior employer(s) listed below and 2) has not otherwise met the age and Years of Eligibility Service requirements be considered to have met those requirements and be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions, as applicable, made pursuant to Section Three of the Adoption Agreement (select one)?

Option 1: ☐	Yes.

Prior Employer(s):

Option 2: ☑	Not applicable.

NOTE: If no option is selected, Option 2 will apply. If Option 1 is selected but no date is specified, no additional age and Years of Eligibility Service waivers will apply. This age and Years of Eligibility Service waiver may be used either when this Plan is adopted or when a merger or acquisition occurs. Waivers that include only Employees from certain prior employers may create testing implications under Code Sections 401(a)(4) or 410(b).

Part B.	Exclusion of Certain Classes of Employees

An Employee will be eligible to become a Participant in the Plan unless such Employee is (select all that apply):

☑ a.	Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulation Section 1.410(b)-9. For this purpose, the term “Employee representatives” does not include any organization in which more than half of the members are Employees who are owners, officers, or executives of the Employer.

☐ b.	Not included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulation Section 1.410(b)-9. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

☑ c.	A nonresident alien (within the meaning of Code Section 7701(b)(1)(B)) who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

☑ d.	An Employee as the result of a transaction described in Code Section 410(b)(6)(C). Such Employee will be excluded during the period beginning on the date of the change in the member(s) of the group and ending on the last day of the first Plan Year beginning after the date of the change. A transaction described in Code Section 410(b)(6)(C) is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

☐ e.	A Leased Employee.

☐ f.	A Highly Compensated Employee.

☐ g.	An Employee incorrectly determined not to be an Employee (e.g., erroneously classified as an independent contractor).

☐ h.	Other (Describe the classification(s) of Employees that will be excluded from the Plan. Classifications cannot be based on time, service or Compensation)

NOTE: A related employer will be excluded from the Plan unless such employer signs a Participating Employer Form.

NOTE: Exclusions of Employees (other than statutorily excluded Employees under Code Section 410(b)(3) and (4) may result in the Plan needing to be amended to include enough Employees to pass the minimum coverage requirements under Code Section 410(b).

NOTE: If item a, is selected, then item b may not be selected. If Item b is selected item a may not be selected. If both item a and b are selected, the Plan will operate as if item b had not been selected.

Part C.	Entry Dates

The Entry Dates shall be (select one):

	Option 1: ☑	Immediately upon meeting age and Years of Eligibility Service - The day the age and Years of Eligibility Service requirements in Section Two, Part A, are satisfied.

	Option 2: ☐	Monthly – The first day of each month of the Plan Year.

	Option 3: ☐	Quarterly – The first day of the Plan Year and the first day of the fourth, seventh and tenth months of the Plan Year.

	Option 4: ☐	Semi-Annually – The first day of the Plan Year and the first day of the seventh month of the Plan Year.

	Option 5: ☐	Annually – The first day of the Plan Year.

	Option 6: ☐	Other (define Entry Date(s)) .

NOTE: If no option is selected. Option 4 will apply. Option 5 or Option 6 can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan the earlier of 1) the first day of the Plan Year beginning after the date the Employee satisfies the age and Years of Eligibility Service requirements of Code Section 410(a) and ERISA Section 202, or 2) six months after the date the Employee satisfies such requirements.

Part D.	Hours Required For Eligibility Purposes

	1.	1,000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Eligibility Service.

	2.	500 Hours of Service (no more than 500 and less than the number specified in Part D, item 1, above) must be exceeded to avoid a Break in Eligibility Service.

NOTE: If no hours are specified, 1,000 and 500 will apply for items 1 and 2, respectively unless the Elapsed Time method of determining service applies.

Part E.	Eligibility Computation Period

An Employee’s Eligibility Computation Periods after their initial Eligibility Computation Period shall be (select one):

Option 1: ☑ Each Plan Year commencing with the Plan Year beginning during their initial Eligibility Computation Period.

Option 2: ☐ The 12-consecutive month periods commencing on the anniversaries of their Employment Commencement Date.

NOTE: If no option is selected, Option 1 will apply.

Part F.	Participation Following Breaks in Service

Will the rehire hold-out rule described in Plan Section 2.04(C) apply for purposes of determining eligibility (select one)?

Option 1: ☐ Yes.

Option 2: ☑ No.

NOTE: If no option is selected, Option 2 will apply.

Part G.	Election Not To Participate

May an Employee or a Participant elect not to participate in this Plan pursuant to Section 2.07 of the Plan?

Option 1: ☐ Yes. Option 2: ☑ No.

NOTE: If no option is selected, Option 2 will apply.

SECTION THREE: CONTRIBUTIONS
Complete Parts A through I

Part A.	Elective Deferrals

	1.	Authorization of Elective Deferrals

Will Elective Deferrals be permitted under this Plan (select one)?

		Option 1:	☑ Yes (complete the following):

Will Roth Elective Deferrals be permitted under this Plan in addition to Pre-Tax Elective Deferrals?

Suboption 1: ☑ Yes. Suboption 2: ☐ No.

NOTE: If no suboption is selected, Suboption 1 will apply.

		Option 2:	☐ No.

NOTE: If no option is selected, Option 1 will apply. Complete the relevant portions of the remainder of Part A only if Option 1 is selected.

	2.	Limits on Elective Deferrals

If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have their Compensation reduced by the amount described below. Such amount shall be contributed to the Plan by the Employer on behalf of the Contributing Participant (select one):

		Option 1:	☑	An amount equal to a percentage of the Contributing Participant’s Compensation from 0 percent to 92 percent in increments of 1 percent.

		Option 2:	☐	An amount of the Contributing Participant’s Compensation not less than $ and not more than $ .

		Option 3:	☐	An amount equal to a percentage of the Contributing Participant’s Compensation from percent to percent in increments of percent or an amount of the Contributing Participant’s Compensation not less than $ and not more than $ .

		Option 4:	☐	An amount equal to a dollar amount or percentage of the Contributing Participant’s Compensation not to exceed the limits imposed by Code Sections 401(k), 402(g), 404, and 415.

For any taxable year, a Contributing Participant’s combined Pre-Tax and Roth Elective Deferrals shall not exceed the limit contained in Code Section 402(g) in effect at the beginning of such taxable year.

NOTE: If no option is selected, Option 4 will apply. Unless specified otherwise in the Adoption Agreement, bonuses shall be included in Compensation and will, therefore, be subject to a Participant’s salary reduction agreement.

	3.	Separate Deferral Election for Bonuses

Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant make a separate deferral election on part or all of a bonus rather than applying the Contributing Participant’s salary reduction agreement for Pre-Tax and/or Roth Elective Deferrals, if any, to the bonus (select one)?

		Option 1:	☐ Yes.

		Option 2:	☑ No.

NOTE: If no option is selected, Option 2 will apply. A separate deferral election made with respect to a bonus shall not be subject to the limits described under the portion of this Adoption Agreement titled “Limits on Elective Deferrals” unless such limits are prescribed by the Code or related Treasury Regulations.

	4.	Catch-up Contributions

Will eligible Contributing Participants be permitted to make Catch-up Contributions pursuant to Plan Section 3.01(G) (select one)?

		Option 1: Option 2:	☑ Yes. ☐ No.

NOTE: If no option is selected, Option 1 will apply.

5.	Claiming Excess Elective Deferrals

A Participant who claims Excess Elective Deferrals for the preceding calendar year must submit their claim in writing to the Plan Administrator by (select one):

Option 1: ☐ March 1.

Option 2: ☑ Other (specify a date not later than April 15) April 15 .

NOTE: If no option is selected, Option 1 will apply. If Excess Elective Deferrals are not removed by April 15, they will be includible in income when distributed and may be subject to a 10% early distribution penalty under Code Section 72(t).

6.	Automatic Enrollment for Elective Deferrals

a. Authorization of Automatic Elective Deferrals

Will the Automatic Elective Deferral enrollment Provisions in Plan Section 3.01(E) apply (select one)?

Option 1: ☐ Yes.

Option 2: ☑ No.

NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this item 6 only if Option 1 is selected.

i.	New Employees

If an Employee who has met the eligibility requirements set forth in Section Two of the Adoption Agreement fails to provide the Employer a salary reduction agreement, will a portion of such eligible Employee’s Compensation be automatically withheld and contributed to the Plan as an Elective Deferral (select one)?

		Option 1: ☐	Yes, for Employees hired on or after the Effective Date.

		Option 2: ☐	Yes, for Employees who meet the eligibility requirements in Section Two. Part A of the Adoption Agreement on or after the Effective Date.

		Option 3: ☐	No.

NOTE: If no option is selected, Option 1 will apply.

	ii.	Current Employees

Will automatic enrollment for Elective Deferrals apply to all eligible Employees who fail to return a salary reduction agreement on or after the Effective Date, including those who met the eligibility requirements in the Adoption Agreement before the Effective Date (select one)?

		Option 1: ☐	Yes, but only to those Employees who are not Contributing Participants (i.e., are deferring 0 percent).

		Option 2: ☐	Yes, but only to those Employees deferring less than the amount in item (b) below (including 0 percent).

		Option 3: ☐	No.

NOTE: If no option is selected, Option 3 will apply.

b.	Initial Amount of Automatic Elective Deferral

The following percentage or amount of each eligible Employee’s Compensation will be automatically withheld and contributed to the Plan as an Elective Deferral if Option 1 was selected in item 6(a) above (select and complete one):

		Option 1: ☐	Percent.

		Option 2: ☐	$ .

NOTE: If no option is selected, Option 1 will apply and three percent of Compensation will be withheld.

	c.	Tax Character of Elective Deferrals – Automatic Enrollment

How will amounts automatically withheld from Compensation and contributed to the Plan under Part A, item 6 above as Elective Deferrals be designated for tax purposes (select one)?

		Option 1: ☐	Pre-tax Elective Deferrals.

		Option 2: ☐	Roth Elective Deferrals.

NOTE: If no option is selected, Option 1 will apply. Option 2 may only be selected if Section Three, Part A of the Adoption Agreement allows Roth Elective Deferrals.

7.	Automatic Increase in Elective Deferrals

	a.	Authorization of Automatic Elective Deferral Increase

Will Elective Deferrals be increased automatically each year for Employees who are automatically enrolled under item 6 above (select one)?

		Option 1: ☐	Yes.

		Option 2: ☑	No.

NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this item 7 only if Option 1 is selected.

	b.	Will Elective Deferrals be increased automatically each year for Employees whose deferral elections are below percent (specify a percentage), whether or not automatically enrolled under item 6 above?

		Option 1: ☐	Yes.

			Option 2: ☐	No.

NOTE: If no option is selected, Option 2 will apply. If Option 1 is selected and no percentage is indicated, three percent will apply.

		c.	Automatic Elective Deferral Increase Amount

If Option 1 was selected in item 7(a) and/or 7(b) above, such increases will occur in the following increments (select one):

			Option 1: ☐	1 percent per year up to a maximum of 10 percent.

			Option 2: ☐	$ per year up to a maximum amount of $ .

			Option 3: ☐	Other (specify).

NOTE: If no option is selected, Option 1 will apply and annual increases will be made in increments of one percent of Compensation up to a maximum of ten percent.

		d.	Timing of Automatic Elective Deferral Increases

If automatic increases are selected in item 7(a) and/or 7(b) above, such increases will occur on the following dates (select one):

			Option 1: ☐	Each anniversary of the Contributing Participant’s date of hire.

			Option 2: ☐	Each anniversary of the date the Contributing Participant met the eligibility requirements set forth in Section Two. Part A of the Adoption Agreement.

			Option 3: ☐	First day of each Plan Year.

			Option 4: ☐	First day of each Calendar Year.

			Option 5: ☐	Other (specify) / .

NOTE: If no option is selected, Option 1 will apply.

Part B.	Matching Contributions (Employers that intend to maintain an ADP/ACP Safe Harbor CODA plan, as defined in Plan Section 3.03 that is not subject to ACP testing, must skip this Part B and complete Part C. Matching Contributions made under this Part B will be subject to ACP testing).

	1.	Authorization of Matching Contributions

Will the Employer make Matching Contributions to the Plan on behalf of a Qualifying Contributing Participant (select one)?

Option 1: ☐ Yes, with respect to the following types of contributions (select all that apply):

☑ Elective Deferrals.

☐ Nondeductible Employee Contributions.

Option 2: ☑ No.

NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this Part B only if Option 1 is selected.

	2.	Matching Contributions and Catch-up Contributions

Will Matching Contributions be made, in accordance with the Matching Contribution formula specified in items 3 and 4 below with regard to Catch-up Contributions (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

	3.	Matching Contribution Formula

If the Employer elected to make Matching Contributions in item 1 above, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be equal to (select one):

Option 1:☐	Discretionary Match.

That percentage of each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year. The amount, the allocation formula, and the percentage or dollar amount limit applicable to such match, if any, is at the complete and sole discretion of the Employer and may vary from year to year. Any Matching Contribution will be allocated in a nondiscriminatory manner based upon each Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contributions, if applicable).

Option 2:☐	Percentage of Contribution Match.

That percentage of each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant’s rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage

	Less than or equal to %	%

Notwithstanding the Matching Contribution formula specified above, no Matching Contributions in excess of $ or percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s). if any)

Option 3: ☐	Two-Tiered Percentage of Contribution Match.

That percentage of each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant’s rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

			Elective Deferral Percentage	Matching Percentage

		Base Rate	Less than or equal to %	%

		Tier 2	Greater than , but less than or equal to %	%

Notwithstanding the Matching Contribution formula specified above, no Matching Contributions in excess of $ or percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

	Option 4: ☐	Multi-Tiered Percentage of Contribution Match.

An amount equal to a percentage of each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant’s rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

			Elective Deferral Percentage	Matching Percentage

		Base Rate	Less than or equal to %	%
		Tier 2	Greater than , but less than or equal to %	%
		Tier 3	Greater than , but less than or equal to %	%
		Tier 4	Greater than %	%

Notwithstanding the Matching Contribution formula specified above, no Matching Contributions in excess of $ or percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

	Option 5: ☐	Years of Service Match.

An amount equal to a percentage of each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the number of such Contributing Participant’s Years of ☐ Eligibility ☐ Vesting Service with the Employer as specified in the matching schedule below.

			Years of Service	Matching Percentage

		Base Rate	Less than or equal to years	%
		Tier 2	Greater than , but less than or equal to years	%
		Tier 3	Greater than , but less than or equal to years	%
		Tier 4	Greater than years	%

Notwithstanding the Matching Contribution formula specified above, no Matching Contributions in excess

of $              or              percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

	Option 6: ☐	Discretionary Match By Location or Business Classification.

Any Matching Contribution will be allocated in a nondiscriminatory manner based upon each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year for each separate location or business classification. The amount, the allocation formula, and the percentage or dollar amount limit applicable to such match, if any, is at the complete discretion of the Employer and may vary for each location or business classification on a separate and individual basis.

	Option 7: ☐	Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Qualifying Contributing Participant entitled thereto)

.

NOTE: If no option is selected, Option 1 will apply. If Matching Contribution percentages in Options 3 through 7 above increase as the percentage of a Contributing Participant’s Elective Deferral percentage increases (i.e., the Matching Contribution Percentage in Tier 3 may not exceed the number in Tier 2, the Matching Contribution Percentage in Tier 4 may not exceed the number in Tier3, etc.), special nondiscrimination testing under Code Section 401(a)(4) may be necessary. If Option 7 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable). Matching Contributions in excess of 100% of a Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) will be subject to the additional ACP testing limits under Plan Section 3.02 and Treasury Regulation Section 1.401(m)-2(a)(5).

4.	Supplemental Match

Will the Employer be permitted to make supplemental Matching Contributions, in an amount to be determined from year to year at the Employer’s discretion, in addition to the Matching Contributions described in Part B, items 2 and 3 above(select one)?

		Option 1:	☐	Yes.

If Option 1 is selected the supplemental Matching Contributions will be allocated to each Contributing Participant in accordance with the following Matching Contribution formula (select one):

				Subption a:☐	Discretionary Match. That percentage of each Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year.

				Subption b:☐	Other (specify) .

NOTE: Matching Contributions in excess of 100% of a Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) will be subject to the additional ACP testing limits under Plan Section 3.02 and Treasury Regulation Section 1.401(m)-2(a)(5).

		Option 2:	☐	No.

NOTE: If no option is selected, Option 2 will apply.

	5.	Matching Contribution Computation Period

For purposes of applying the Matching Contribution formula. Compensation will be based on the period selected below (select one):

		Option 1:	☐	Payroll period

		Option 2:	☐	Plan Year

		Option 3:	☐	Calendar Month

		Option 4:	☐	Plan Year Quarter

		Option 5:	☐	Semi-annual

NOTE: The calculation of a Matching Contribution based on the computation period selected shall not require the Employer to remit the Matching Contribution to the Trust earlier than the time required by Plan Section 3.04(D).

	6.	Qualifying Contributing Participants

A Contributing Participant will be a Qualifying Contributing Participant, and thus entitled to share in Matching Contributions for any Plan Year, only if the Participant has satisfied all of the eligibility requirements described in Section Two of this Adoption Agreement on at least one day of such Plan Year and satisfies the following additional conditions (select one):

		Option 1:	☐	Hours of Service Requirement. The Contributing Participant completes at least (not more than 1.000) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐ The Contributing Participant’s Death.

☐ The Contributing Participant’s Termination of Employment after having incurred a Disability.

☐ The Contributing Participant’s Termination of Employment after having reached Normal Retirement Age.

☐ The Contributing Participant’s Termination of Employment after having reached Early Retirement Age.

☐ The Contributing Participant is employed on the last day of the Plan Year.

			☐	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐ The Contributing Participant’s Death.

☐ The Contributing Participant’s Termination of Employment after having incurred a Disability.

☐ The Contributing Participant’s Termination of Employment after having reached Normal Retirement Age.

☐ The Contributing Participant’s Termination of Employment after having reached Early Retirement Age.

☐ The Contributing Participant’s Termination of Employment after having completed at least Hours of Service during the Plan Year.

		Option 2:	☑	No additional conditions apply.

NOTE: If no option is selected, Option 2 will apply.

Part C.	Safe Harbor CODA Contributions

	1.	Application of Safe Harbor CODA

a. Safe Harbor Provisions

Will the Safe Harbor CODA provisions of Plan Section 3.03 apply (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

         NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this Part C only if Option 1 is selected. If Option 1 is selected, the Safe Harbor CODA provisions of the Plan will apply for the Plan Year and the provisions relating to the ADP or ACP test generally will not apply. Contribution provisions that are selected in addition to the options listed in this Part C may subject the Plan to ADP, ACP, and top heavy testing. A Plan intending to satisfy the Safe Harbor CODA requirements of Code Sections 401(k)(12) and 401(m)(11) generally must satisfy such requirements, including the notice requirement, for the entire Plan Year. If a Safe Harbor CODA is eliminated during a Plan Year, the Plan will be subject to provisions relating to the ADP and ACP tests, including restrictions on the selection of testing methods (e.g., current vs. prior year).

b. Participants Entitled to Receive Safe Harbor CODA Contributions

Safe Harbor CODA contributions will be made on behalf of (select one):

	Option 1: ☐		Each Eligible Employee who is a non-Highly Compensated Employee (and, in the case of Safe Harbor Matching Contributions, makes Elective Deferrals to the Plan).

	Option 2: ☑		All Eligible Employees (who, in the case of Safe Harbor Matching Contributions, make Elective Deferrals to the Plan).

NOTE: If no option is selected Option 2 will apply.

2.	ADP Test Safe Harbor Contributions

The Employer will make the following ADP Test Safe Harbor Contributions for the Plan Year (select one):

	Option 1: ☐		Basic Matching Contributions.

The Employer will make Matching Contributions to the Individual Account of each Eligible Employee, as described in item 1(b) above, equal to:

(i) 100 percent of the amount of the Employee’s Elective Deferrals that do not exceed three percent of the Employee’s Compensation for the Plan Year, plus

(ii) 50 percent of the amount of the Employee’s Elective Deferrals that exceed three percent of the Employee’s Compensation but do not exceed five percent of the Employee’s Compensation.

	Option 2: ☐		Enhanced Matching Contributions.

The Employer will make Matching Contributions to the Individual Account of each Eligible Employee, as described in item 1(b) above, in an amount equal to the sum of:

			Elective Deferral Percentage	Matching Percentage

		Base Rate	Less than or equal to % (not less than 3%)	100%

		Tier 2	Greater than , but less than or equal to % (not greater than	%
6%)

NOTE: The Enhanced Matching Contribution formula must be completed so that, at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution that would be received if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as Elective Deferrals increase.

	Option 3: ☑		Safe Harbor Nonelective Contributions

The Employer will make a Safe Harbor Nonelective Contribution to the Individual Account of each Eligible Employee, as described in item 1(b) above, in an amount equal to 3 (not less than 3) percent of the Employee’s Compensation for the Plan Year.

NOTE: If no option is selected, Option 1 will apply.

3.	Recipient Plan

The ADP Test Safe Harbor Contributions will be made to (select one):

	Option 1: ☑		This Plan.

	Option 2: ☐		Other plan (specify plan of the Employer) .

NOTE: If no option is selected, Option 1 will apply.

4.	ACP Test Safe Harbor Matching Contributions

NOTE: No additional contributions are required in order to satisfy the Safe Harbor CODA requirements. The Employer may, however, make Matching Contributions in addition to Basic or Enhanced Matching Contributions. To ensure that the Plan continues to satisfy the Safe Harbor CODA requirements, only the following additional Matching Contributions may be made (see the NOTE below for specific contribution limitations).

For the Plan Year, the Employer will make ACP Test Safe Harbor Matching Contributions to the Individual Account of each Eligible Employee, as described in item 1(b) above, in the amount of (select one):

	Option 1: ☐		Percentage of Contribution Match.

A Matching Contribution that equals percent of the Employee’s Elective Deferrals that do not exceed percent (not more than six percent) of the Employee’s Compensation for the Plan Year.

	Option 2: ☐		Two-Tiered Percentage of Contribution Match.

That percentage of each Contributing Participant’s Elective Deferral determined by the Contributing Participant’s rate of Elective Deferral as specified in the matching schedule below.

Elective Deferral Percentage Matching Percentage

Base Rate Less than or equal to % %
Tier 2 Greater than , but less than or equal to % %

NOTE: The matching percentage for Tier 2 cannot exceed the matching percentage for the base rate. No Matching Contributions will be made on Elective Deferrals that exceed six percent of Compensation.

		Option 3:☐	A discretionary contribution that matches those Employee’s Elective Deferrals that do not exceed a permissible percentage of the Employee’s Compensation for the Plan Year.

NOTE: The Elective Deferrals that are matched will be determined by the Employer for the year, but in no event can a Matching Contribution be made on Elective Deferrals that exceed six percent of the Employees Compensation. In addition, the total additional discretionary Matching Contribution made to any Employee cannot exceed four percent of the Employee’s Compensation for the Plan Year. For example, the Employer could not choose a discretionary formula that provided a 25 cent Matching Contribution for every dollar deferred if the match were given on Elective Deferrals up to eight percent of Compensation (this exceeds the six percent limitation on Elective Deferrals that can be matched). Neither could the Employer provide a discretionary dollar-for-dollar Matching Contribution on Elective Deferrals up to six percent of Compensation (this exceeds the four percent absolute limitation on a discretionary ACP Test Safe Harbor Matching Contribution). If the Employer wishes to make Matching Contributions in addition to ACP Test Safe Harbor Matching Contributions, Section Three, Part B, must be completed. Such contributions will be subject to ACP testing.

	5.	Safe Harbor Contribution Computation Period

For purposes of applying the ADP Test Safe Harbor Contribution or the ACP Test Safe Harbor Matching Contribution. Compensation will be based on the period selected below (select one)

		Option 1: ☑	Payroll period

		Option 2: ☐	Plan Year

		Option 3: ☐	Calendar Month

		Option 4: ☐	Plan Year Quarter

		Option 5: ☐	Semi-annual

NOTE: The calculation of a Safe Harbor Contribution based on the computation period selected shall not require the Employer to remit the Safe Harbor Contribution to the Trust earlier than the time required by Plan Section 3.04(D).

Part D.	Employer Profit Sharing Contributions

	1.	Authorization of Employer Profit Sharing Contributions

Will the Employer make Employer Profit Sharing Contributions to the Plan on behalf of Qualifying Participants (select one)?

		Option 1: ☑	Yes.

		Option 2: ☐	No.

NOTE: If no option is selected, Option 1 will apply. Complete the remainder of Part D only if Option 1 is selected.

	2.	Contribution Formula (select one)

		Option 1: ☑	Discretionary Formula. For each Plan Year the Employer may contribute an amount to be determined from year to year.

		Option 2: ☐	Fixed Formula. percent of the Compensation of all Qualifying Participants under the Plan for the Plan Year.

		Option 3: ☐	Fixed Percent of Profits Formula. percent of the Employer’s profits that are in excess of $ .

		Option 4: ☐	Government Contract Formula. For each Hour of Service of covered employment under a government contract, the Employer shall contribute an amount as described in Plan Section 3.04(B)(3).

		Option 5: ☐	Discretionary Formula By Location or Business Classification. For each Plan Year the Employer may contribute an amount to be determined from year to year and that amount may vary for each location or business classification on a separate and individual basis.

NOTE: If no option is selected. Option 1 will apply. If Option 4 is selected, the government contract allocation formula must be selected in item 3 below.

	3.	Allocation Formula

Employer Profit Sharing Contributions will be allocated to the Individual Accounts of Qualifying Participants as follows (select one):

		Option 1: ☑	Pro Rata Formula. In the ratio that each Qualifying Participant’s Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.

		Option 2: ☐	Flat Dollar Formula. In the same dollar amount for each Qualifying Participant.

		Option 3: ☐	Integrated Formula. Pursuant to the following integrated allocation formula described in Plan Section 3.04 (B)(2)(select one):

Suboption (a): ☐ Excess Integrated Formula.

Suboption (b): ☑ Base Integrated Formula.

NOTE: If no suboption is selected. Suboption (a) will apply.

The integration level will be (select one):

Suboption (a):	☐ The Taxable Wage Base.

Suboption (b):	☐ $	(a dollar amount less than the Taxable Wage Base).

Suboption (c):	☐	percent (not more than 100%) of the Taxable Wage Base.

NOTE: If no suboption is selected, Suboption (a) will apply

Option 4: ☐	Government Contract Formula. Pursuant to the government contract contribution formula selected in Part D, item 2, Option 4. above.

Option 5: ☐	Age Weighted Formula. Employer Profit Sharing Contributions shall be allocated to the Individual Accounts of Qualifying Participants in the manner described below:

Step 1: Determine each Qualifying Participant’s number of points based upon the following formula:

Points = .01 x Compensation x Allocation Factor derived from the allocation factor tables set forth in Plan Section 10.

The pre-retirement and post-retirement interest rate used to calculate the annual Employer Profit Sharing Contribution shall be (select one):

Suboption a: ☐ 7.5%

Suboption b: ☐ 8.0%

Suboption c: ☑ 8.5%

NOTE: If no option is selected, Suboption 3 will apply.

	Step 2:	Determine each Qualifying Participant’s allocation through calculation of the following formula:

Allocation =	Points of Qualifying Participant	x	Employer Profit
	Total Points of all Qualifying Participants		Sharing Contribution

Step 3:	Make any reallocations as necessary to satisfy either the safe harbor formula for plans with a uniform points allocation or the general test described in Code Section 401(a)(4) and the corresponding Treasury Regulations concerning nondiscrimination in the amount of Employer Profit Sharing Contributions. Identify whether the safe harbor or general test will be satisfied for the selected formula (select one):

	Suboption a:	☑	Safe harbor reallocations may be made as necessary as described in Plan Section 3.04(B)(8)(a).

	Suboption b:	☐	General test reallocations may be made as necessary as described in Plan Section 3.04(B)(8)(b).

NOTE: If no Option is elected. Option (A) shall be deemed to be selected.

Option 6: ☐	New Comparability Formula. (select one):

Suboption (a):	☐	Individual Allocation Groups. Each Qualifying Participant shall constitute a separate allocation group.

NOTE: The Employer must provide the Plan Administrator or Trustee, if applicable, written instructions describing the allocation of the Employer Profit Sharing Contribution The instructions must be provided no later than the Employer’s tax return due date, including extensions, of the year for which the allocation is made.

Suboption (b):	☑	Pre-Determined Allocation Groups. Qualifying Participants will be divided into the following groups (one or more) with the same allocation ratio. (Specify the groups by category of Qualifying Participant, including both Highly Compensated Employees and non-Highly Compensated Employees. Groups of Qualifying Participants who are non-Highly Compensated Employees may not be defined by limiting the group to non-Highly Compensated Employees with the lowest amount of Compensation and/or the shortest periods of service and who may represent the minimum number of such Qualifying Participants necessary to satisfy the requirements of Code Section 410(b)):

Allocation Group 1:

Allocation Group 2:

Allocation Group 3:

Allocation Group 4:

Allocation Group 5:

Allocation Group 6:

NOTE: If more than six allocation groups are needed, complete Attachment D, New Comparability Allocation Group(s). The Employer must notify the Trustee or Custodian and the Plan Administrator either in writing (or in any other form permitted by rules promulgated by the IRS or DOL) of the amount of the contribution for each group.

	☐	Flat Dollar (i.e., the same dollar amount for each Qualifying Participant in the applicable allocation group).

	☑	Pro-rata (i.e., in the ratio that the Compensation of each Qualifying Participant in the applicable allocation group for the Plan Year bears to the total Compensation of all Qualifying Participants in such allocation group for the Plan Year) to the Individual Accounts of all Qualifying Participants in such allocation group. The amounts so allocated shall satisfy the cross-testing gateway requirements set forth in the Plan and shall not exceed the limits imposed by Section 415 of the Internal Revenue Code. (If elected, complete the Interest Rate and Mortality Assumptions and Cross-Testing Gateway sections below)

Suboption (c):	☐	Employer Contributions shall be allocated based upon the following age and/or service weighted formula (select one):

		Option 1: ☐	Contributions will be allocated based on the following Years of Vesting Service:

Years of Vesting Service (Identify categories)	Allocation Rate

____________________		%

____________________		%

____________________		%

____________________		%

____________________		%

____________________		%

Option 2: ☐	Contributions will be based on the following age of the Participant:

Age (Identify categories)	Allocation Rate

____________________		%

____________________		%

____________________		%

____________________		%

____________________		%

____________________		%

Option 3: ☐	Contributions will be based on the following sum of the age of the Participant and Years of Vesting Service:

Sum of Age and Years of Vesting Service (Identify categories)	Allocation Rate

____________________		%

____________________		%

____________________		%

____________________		%

____________________		%

____________________		%

Interest Rate Assumption and Mortality Table:

For purposes of demonstrating that the Employer Contribution amounts allocated to the Individual Accounts of Participants are nondiscriminatory as required by Section 401(a)(4) of the Code and the regulations thereunder, the following shall apply:

1.	Interest Rate. The pre-retirement and post-retirement interest rate assumption shall be (select one)

Option 1: ☐ 7.5%

Option 2: ☐ 8.0%

Option 3: ☑ 8.5%

NOTE: If no option is selected, Option 3 will be deemed to be selected.

2.	Mortality Table. The mortality table shall be (select one)

Option 1: ☑ UP-1984 Mortality Table

Option 2: ☐1983 Group Annuity Mortality Table (1983 GAM)

Option 3: ☐1983 Individual Annuity Mortality Table (1983 1AM)

Option 4: ☐ 1971 Group Annuity Mortality Table (1971 GAM)

Option 5: ☐1971 Individual Annuity Mortality Table (1971 IAM)

NOTE: If no option is selected, Option 1 will be deemed to be selected.

New Comparability Gateway

For purpose of satisfying the new comparability gateway the Plan shall use the following method (select one):

Option 1: ☐	The Plan will provide benefits that satisfy the broadly available basis requirements described in Plan Section 3.04(B)(9)(a).

Option 2: ☐	Not Applicable. Suboption C of this Option 4 has been selected and the formula provides age/service based allocation rates as described in Section 3.04(B)(9)(b) of the Plan.

Option 3: ☑	The Plan will satisfy the minimum allocation method identified below (select one):

	Suboption A: ☐	Provide each non-Highly Compensated Employee with a minimum allocation of at least 5% of the non-Highly Compensated Employee’s Compensation (if the definition of Compensation is not within the meaning of Code Section 415(c)(3), a definition which satisfies Code Section 415(c)(3) will apply).

	Suboption B: ☐	Provide each non-Highly Compensated Employee with a minimum allocation so that each non-Highly Compensated Employee has an allocation rate of at least one-third of the allocation rate of the Highly Compensated Employee with the highest allocation rate.

	Suboption C: ☐	Provide each non-Highly Compensated Employee with a minimum allocation equal to the lesser of the amount described in Suboption A or Suboption B above.

	Suboption D: ☐	Reallocate contributions allocated to Highly Compensated Employees to non-Highly Compensated Employees so that the allocation to each non-Highly Compensated Employee equals at least one-third of the allocation rate of the Highest Compensated Employee with the highest allocation rate in the manner as described in Plan Section 3.04(B)(10).

	Suboption E: ☐	Reallocate contributions allocated to Highly Compensated Employees to non-Highly Compensated Employees so that the allocation to each non-Highly Compensated Employee equals at least 5% of the non-Highly Compensated Employee’s Compensation (if the definition of Compensation is not within the meaning of Code Section 415(c)(3), a definition which satisfies Code Section 415(c)(3) will apply) in the manner as described in Plan Section 3.04(B)(11).

	Suboption F: ☑	Reallocate preliminary contributions or hypothetical contributions paid to Highly Compensated Employees to non-Highly Compensated Employees so that the allocation to each non-Highly Compensated Employee equals the lesser of the amount described in Suboption D or Suboption E above.

NOTE: If Option 3 is selected and no suboption is selected, Suboption F will apply, if necessary.

NOTE: If no option is selected, Option 1 will apply unless the government contract contribution formula is selected in item 2 above, in which case Option 4 will apply. Option 4 cannot be selected unless the government contract contribution formula in item 2 above applies. In the case of Self-Employed Individuals, the requirements of Treasury Regulation Section 1.401(k)-1(A)(6) continue to apply, and a new comparability or age-weighted allocation method should not be such that a cash or deferred election is created for a Self-Employed Individual as a result of the allocation method.

4.	Employer Profit Sharing Contribution Computation Period

For purposes of applying the Employer Profit Sharing contribution, Compensation will be based on the period selected below (select one):

Option 1: ☐ Payroll period

Option 2: ☑ Plan Year

Option 3: ☐ Calendar Month

Option 4: ☐ Plan Year Quarter

Option 5: ☐ Semi-annual

NOTE: The calculation of a Employer Profit Sharing Contribution based on the computation period selected shall not require the Employer to remit the Employer Profit Sharing Contribution to the Trust earlier than the time required by Plan Section 3.04(D). However, if the Integrated or Cross-Tested Formula is selected, then Option 2. Plan Year must be selected.

5.	Qualifying Participants

A Participant will be a Qualifying Participant, and thus entitled to share in the Employer Profit Sharing Contribution for any Plan Year, only if the Participant has satisfied all of the eligibility requirements described in Section Two of this Adoption Agreement on at least one day of such Plan Year and satisfies the following additional condition(s) (select one):

Option 1: ☐  Hours of Service Requirement. The Participant completes at least 500 (not more than 1,000) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s)(select all that apply):

☐	The Participant’s Death

☐	The Participant’s Termination of Employment after having incurred a Disability.

☐	The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐	The Participant’s Termination of Employment after having reached Early Retirement Age.

☑	The Participant is employed on the last day of the Plan Year.

☑	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐	The Participant’s Death.

☐	The Participant’s Termination of Employment after having incurred a Disability.

☐	The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐	The Participant’s Termination of Employment after having reached Early Retirement Age.

☐	The Participant’s Termination of Employment after having completed at least Hours of Service during the Plan Year.

Option 2: ☐ No additional conditions apply.

NOTE: If no option is selected, Option 2 will apply.

6.	Contributions To Non-Highly Compensated Disabled Participants

Will a non-Highly Compensated Employee Participant who has incurred a Disability be entitled to an Employer Profit Sharing Contribution pursuant to Plan Section 3.04(B)(1) (select one)?

Option 1: ☐ Yes.

Option 2: ☑ No.

NOTE: If no option is selected, Option 2 will apply.

7.	One-Time Irrevocable Participation Elections

May an Employee make a one-time irrevocable election, as described in Plan Section 3.05. upon first becoming eligible to participate in the Plan, to have the Employer make annual contributions equal to a specified amount or percentage of their Compensation (including an election to contribute no amount or percentage of Compensation) contributed to the Plan (select one)?

Option 1: ☐ Yes.

Option 2: ☑ No.

NOTE: If no option is selected, Option 2 will apply. Contributions made pursuant to Plan Section 3.05 will be considered Employer Profit Sharing Contributions for purposes of nondiscrimination testing.

Part E.	Qualified Nonelective Contributions

1.	Qualified Nonelective Contribution Formula

For each Plan Year, the Employer may contribute an amount to be determined from year to year.

2.	Allocation of Qualified Nonelective Contributions

Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (select one):

Option 1: ☐	Targeted QNEC. In an amount, determined pursuant to Plan Section 3.06, required to satisfy either the Actual Deferral Percentage test described in Plan Section 3.14, the Actual Contribution Percentage test described in Plan Section 3.15, or both.

Option 2: ☑	Pro Rata Non-Highly Compensated Employee Participants. In the ratio that each non-Highly Compensated Employee Participant’s Compensation for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants for such Plan Year.

Option 3: ☐	Pro Rata All Participants. In the ratio that each Participant’s Compensation for the applicable Plan Year bears to the total Compensation of all Participants for such Plan Year.

Option 4: ☐	Limited Pro Rata Non-Highly Compensated Employee Participants. In the ratio that each non-Highly Compensated Employee Participant’s Compensation not in excess of $ for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants entitled to an allocation not in excess of $ for such Plan Year.

Option 5: ☐	Government Contract Formula. In an amount based on each Hour of Service of covered employment under a government contract, as described in Plan Section 3.06(B).

NOTE: If no option is selected. Option 1 will apply.

3.	Additional Conditions for Receiving Qualified Nonelective Contributions

A Participant will be a Qualifying Participant, and thus entitled to share in Qualified Nonelective Contribution for any Plan Year, only if the Participant has satisfied all of the eligibility requirements of Section Two of this Adoption Agreement on at least one day of such Plan Year and satisfies the following additional condition(s) (select one):

Option 1: ☐	Hours of Service Requirement. The Participant completes more than (not more than 1000) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐	The Participant’s Death.

				☐	The Participant’s Termination of Employment after having incurred a Disability.

				☐	The Participant’s Termination of Employment after having reached Normal Retirement Age.

				☐	The Participant’s Termination of Employment after having reached Early Retirement Age.

				☐	The Participant is employed on the last day of the Plan Year.

			☐	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

				☐	The Participant’s Death.

				☐	The Participant’s Termination of Employment after having incurred a Disability.

				☐	The Participant’s Termination of Employment after having reached Normal Retirement Age.

				☐	The Participant’s Termination of Employment after having reached Early Retirement Age.

				☐	The Contributing Participant’s Termination of Employment after having completed at least Hours of Service during the Plan Year.

		Option 2: ☑		No additional conditions apply.

NOTE: If no option is selected, Option 2 will apply.

Part F.	Qualified Matching Contributions

	1.	Qualified Matching Contribution Formula

		a.	Qualified Matching Contributions

Qualified Matching Contributions, if made to the Plan, will be made on behalf of (select all that apply):

☑ Elective Deferrals.

☐ Nondeductible Employee Contributions.

Note: If no option is selected, Qualified Matching Contributions will be made with respect to Elective Deferrals.

		b.	Qualified Matching Contribution Formula

If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be equal to (select one):

			Option 1: ☐	Percentage of Contribution Match.

That percentage of each Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant’s rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

					Elective Deferral Percentage	Matching Percentage

					Less than or equal to %	%

Notwithstanding the Qualified Matching Contribution formula specified above, no Qualified Matching Contributions in excess of $ or percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

			Option 2: ☐	Two-Tiered Percentage of Contribution Match.

That percentage of each Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant’s rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

		Elective Deferral Percentage	Matching Percentage

	Base Rate	Less than or equal to %	%
	Tier 2	Greater than , but less than or equal to %	%

Notwithstanding the Qualified Matching Contribution formula specified above, no Qualified Matching Contributions in excess of $ or percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

Option 3: ☑	Such amount, if any, as determined by the Employer in its sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto that would be sufficient to cause the Plan to satisfy either the Actual Deferral Percentage test (described in Plan Section 3.14) or the Actual Contribution Percentage test (described in Plan Section 3.15) for the Plan Year, or both.

Notwithstanding the Qualified Matching Contribution formula specified above, no Qualified Matching Contribution in excess of $ or percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year (Complete the applicable blank(s), if any).

			Option 4: ☐	Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto.

NOTE: If no option is selected, Option 3 will apply. Matching Contributions in excess of 100 percent of a Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) will be subject to the additional ACP testing limits under Plan Section 3.07 and Treasury Regulation Section 1.401(m)-2(a)(5).

	2.	Participants Entitled to Qualified Matching Contributions

		a.	Contributing Participants Eligible for Qualified Matching Contributions

Qualified Matching Contributions, if made to the Plan, will be made on behalf of (select one):

			Option 1: ☐	Each Contributing Participant who makes Elective Deferrals (and Nondeductible Employee Contributions, if applicable) and who is a non-Highly Compensated Employee.

			Option 2: ☑	All Contributing Participants who make Elective Deferrals (and Nondeductible Employee Contributions, if applicable).

NOTE: If no option is selected, Option 1 will apply.

		b.	Additional Conditions for Receiving Qualified Matching Contributions

A Contributing Participant will be a Qualifying Contributing Participant for purposes of Qualified Matching Contributions, and thus entitled to share in Qualified Matching Contributions for any Plan Year, only if the Participant has satisfied all of the requirements of Section Two on at least one day of such Plan Year and satisfies the following additional condition(s) (select one):

			Option 1: ☐	Hours of Service Requirement. The Participant completes at least (not more than 1,000)
Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

				☐	The Participant’s Death.

				☐	The Participant’s Termination of Employment after having incurred a Disability.

				☐	The Participant’s Termination of Employment after having reached Normal Retirement Age.

				☐	The Participant’s Termination of Employment after having reached Early Retirement Age.

				☐	The Participant is employed on the last day of the Plan Year.

			☐	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

				☐	The Participant’s Death.

				☐	The Participant’s Termination of Employment after having incurred a Disability.

				☐	The Participant’s Termination of Employment after having reached Normal Retirement Age.

				☐	The Participant’s Termination of Employment after having reached Early Retirement Age.

				☐	The Participant’s Termination of Employment after having completed at least Hours of Service during the Plan Year.

			Option 2: ☑	No additional conditions.

NOTE: If no option is selected, Option 2 will apply.

Part G.	Other Contributions

	1.	Rollover Contributions

May an Employee make rollover contributions to the Plan pursuant to Plan Section 3.07 (select one)?

Option 1: ☑ Yes.

Option 2: ☐ Yes, unless such Employee is part of any excluded class of Employees.

Option 3: ☐ Yes, but only after becoming a Participant.

Option 4: ☐ No.

NOTE: If no option is selected, Option 2 will apply.

		a.	Direct Rollovers

i.	Sources of Eligible Rollover Distributions

The Plan will accept Direct Rollovers of Eligible Rollover Distributions from (select “Yes” or “No” to each of the following items by selecting the appropriate box):

1.	A qualified plan described in Code Section 401(a) or 403(a).	☑ Yes ☐ No

2.	An annuity contract described in Code Section 403(b).	☑ Yes ☐ No

3.	An eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.	☑ Yes ☐ No

NOTE: If a box is not selected for an item, “Yes” will apply for such item.

		ii.	Rollover Exclusions

Will the Plan accept the following as Direct Rollovers (select “Yes” or “No” to each of the following items by selecting the appropriate box)?

			1.	Nondeductible Employee Contributions.	☐ Yes ☑ No

			2.	Roth Elective Deferrals.	☑ Yes ☐ No

NOTE: Item 2 may be selected only if the Plan permits Roth Elective Deferrals under Part A of this Section. If a box is not selected for an item, “No” will apply for such item.

	b.	Indirect Rollovers

		i.	Sources of Eligible Rollover Distributions

The Plan will accept Indirect Rollovers of Eligible Rollover Distributions from (select “Yes” or “No” to each of the following items by selecting the appropriate box):

			1.	A qualified plan described in Code Section 401(a) or 403(a).	☑ Yes ☐ No

			2.	An annuity contract described in Code Section 403(b).	☑ Yes ☐ No

			3.	An eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.	☑ Yes ☐ No

NOTE: If a box is not selected for an item, “Yes” will apply for such item.

		ii.	Rollover Exclusions

Will the Plan accept Indirect Rollover contributions of Roth Elective Deferrals (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: Indirect Rollover contributions may only consist of earnings attributable to Roth Elective Deferrals. If no option is selected, Option 2 will apply.

	c.	Rollover Contributions from IRAs

Will the Plan accept rollover contributions of the portion of a distribution from an individual retirement account or annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

2.	Transfer Contributions

May an Employee make transfer contributions to the Plan pursuant to Plan Section 3.09 (select one)?

	Option 1: ☑	Yes.

	Option 2: ☐	Yes, unless such Employee is part of any excluded class of Employees.

	Option 3: ☐	Yes, but only after becoming a Participant.

	Option 4: ☐	Yes, but only if the assets are exempt from the Qualified Joint and Survivor Annuity rules as described in Plan Section 5.10 (without regard to Plan Section 5.10(E) thereof).

	Option 5: ☐	No.

NOTE: If no option is selected, Option 2 will apply.

3.	Nondeductible Employee Contributions

May a Participant make Nondeductible Employee Contributions pursuant to Plan Section 3.11 (select one)?

	Option 1: ☐ Yes.	If “Yes,” check here if such contributions will be mandatory. ☑

Option 2: ☑ No.

NOTE: If no option is selected, Option 2 will apply.

Nondeductible Employee Contributions may commence on (must be on or after the Effective Date).

4.	Top-Heavy Contributions

a.	Minimum Allocation or Benefit

For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Plan Section 3.04(E) shall be made (select one):

Option 1: ☑ To this Plan. (If the allocation formula selected in Part D above does not satisfy the top-heavy minimum allocation by design, select either Suboption 1 or Suboption 2 below.)

Suboption 1: ☑	Step 1:	The annual Employer Profit Sharing Contribution shall be initially allocated to the accounts of all Employees based upon the formula set forth in Part D above. If any non-Key Employee does not receive a top-heavy minimum allocation under the formula, the Employer Profit Sharing Contribution shall instead be allocated first to the non-Key Employees having less than the minimum top-heavy allocation in an amount equal to the initial allocation plus any additional amount necessary to provide the top-heavy minimum allocation.

Step 2:

The remaining Employer Profit Sharing Contributions shall then be allocated based upon the formula set forth in Part D, provided, however, those non-Key Employees receiving a top-heavy minimum allocation under Step 1 of this suboption (a) shall not be entitled to receive any additional allocation. Should any remaining non-Key Employee fail to receive a top-heavy minimum allocation under this Step 2, the calculation set forth in Step 1 shall be repeated until all non-Key Employees have received a top-heavy minimum allocation and the remaining Employer Profit Sharing Contribution has been allocated.

In the event the annual Employer Profit Sharing Contribution does not equal or exceed three percent (3%) of the total Compensation of all eligible non-Key Employees, eligible Key Employees shall not share in the allocation and such three percent (3%) allocation on behalf of non-Key Employees shall be reduced pro rata based upon the ratio each eligible non-Key Employee’s Compensation bears to the total of all such non-Key Employee’s Compensation.

Suboption 2: ☐	An allocation of three percent (3%) of Compensation will first be made to all Employees eligible to participate in the Plan; thereafter the remaining Employer Profit Sharing Contribution will be allocated to the accounts of all Employees as set forth in Part D above. In the event the annual Employer Profit Sharing Contribution does not equal or exceed three percent (3%) of the total Compensation of all eligible non-Key Employees, such three percent (3%) allocation shall be reduced pro rata based upon the ratio each eligible non-Key Employee’s Compensation bears to the total of all such non-Key Employees’ Compensation,

NOTE: If no option is selected, Option 1 will apply.

	b.	Participants Entitled To Receive Minimum Allocation

If a minimum allocation required pursuant to Plan Section 3.04(E) is not satisfied with either Employer Profit Sharing Contributions or Matching Contributions, the remaining minimum allocation required pursuant to Plan Section 3.04(E) shall be allocated to the Individual Accounts of (select one):

Option 1: ☑ Participants who are not Key Employees.

Option 2: ☐ All Participants.

NOTE: If no option is selected, Option 1 will apply.

	c.	Top-Heavy Ratio

For purposes of computing the top-heavy ratio as described in Plan Section 7.19(B), the Present Value of benefits under a defined benefit plan will be discounted only for mortality and interest based on the following (select one):

Option 1: ☑ Not applicable because the Employer has not maintained a defined benefit plan.

Option 2: ☐ The interest rate and mortality table specified for this purpose in the defined benefit plan.

Option 3: ☐ Interest rate of percent and the following mortality table (specify).

Part H.	ADP Testing Method

The testing method used for purposes of the ADP test under this Plan shall be (select one):

Option 1: ☐	Prior Year Testing Method.

Initial Plan Year ADP

If this is not a successor Plan, then for the first Plan Year that this Plan permits any Participant to make Elective Deferrals, the ADP for Participants who are non-Highly Compensated Employees shall be (select one):

Suboption (a): ☐ 3%.

Suboption (b): ☐ Such first Plan Year’s ADP.

NOTE: If no suboption is selected, Suboption (a) will apply.

Option 2: ☑	Current Year Testing Method.

NOTE: If no option is selected, Option 1 will apply unless the Adopting Employer elects to apply the Safe Harbor CODA provisions of Section Three, Part C above, in which case Option 2 will apply. If the Adopting Employer elects to apply the Safe Harbor CODA provisions of Section Three, Part C above, Option 2 must be selected. If Option 2 is selected, the current year testing method must continue to be used unless 1) the Plan has been using the current year testing method for the preceding five Plan Years, or, if fewer, the number of Plan Years the Plan has been in existence, or 2) the Plan otherwise meets one of the conditions specified in the Treasury Regulations (or additional guidance issued by the Internal Revenue Service (IRS)) for changing from the current year testing method. The current year testing method may be elected for the ADP test even if prior year testing is elected for the ACP test. However, if different testing methods for the ADP and ACP tests are selected, the Plan cannot use recharacterization to correct Excess Contributions, take Elective Deferrals into consideration to satisfy the ACP test, or use Qualified Matching Contributions to satisfy the ADP test.

Part I.	ACP Testing Method

The testing method used for purposes of the ACP test under this Plan shall be (select one):

Option 1: ☐	Prior Year Testing Method.

Initial Plan Year ACP

If this is not a successor Plan, then for the first Plan Year that this Plan permits any Participant to make Nondeductible Employee Contributions, provides for Matching Contributions or both, the ACP for Participants who are non-Highly Compensated Employees shall be (select one):

Suboption (a): ☐ 3%.

Suboption (b): ☐ Such first Plan Year’s ADP.

NOTE: If no suboption is selected, Suboption (a) will apply.

Option 2: ☑	Current Year Testing Method.

NOTE: If no option is selected. Option 1 will apply unless the Adopting Employer elects to apply the Safe Harbor CODA provisions of Section Three, Part C above, in which case Option 2 will apply. If the Adopting Employer elects to apply the Safe Harbor CODA provisions of Section Three, Part C above. Option 2 must be selected. If Option 2 is selected, the current year testing method must continue to be used unless 1) the Plan has been using the current year testing method for the preceding five Plan Years, or, if fewer, the number of Plan Years the Plan has been in existence, or 2) the Plan otherwise meets one of the conditions specified in the Treasury Regulations (or additional guidance issued by the Internal Revenue Service (IRS)) for changing from the current year testing method. The current year testing method may be elected for the ACP test even if prior year testing is elected for the ADP test. However, if different testing methods for the ADP and ACP tests are selected, the Plan cannot use recharacterization to correct Excess Contributions, take Elective Deferrals into consideration to satisfy the ACP test, or use Qualified Matching Contributions to satisfy the ADP test.

SECTION FOUR: VESTING AND FORFEITURES Complete Parts A through K

Part A.	Vesting Schedule For Matching Contributions

A Participant will become Vested in the portion of their Individual Account derived from Matching Contributions (including ACP Test Safe Harbor Matching Contributions), if applicable, made pursuant to Section Three of the Adoption Agreement as follows.

YEARS OF VESTING SERVICE	VESTED PERCENTAGE
Matching	Option 1☑	Option 2☐	Option 3☐	Option 4☐ (complete if chosen)		Option 5☐ (complete if chosen)
Less than One	100%	0%	0%		%	%
1	100%	0%	0%		%	%
2	100%	0%	20%		%	%
3	100%	100%	40%		%	100%
4	100%	100%	60%		%	100%
5	100%	100%	80%		%	100%
6	100%	100%	100%	100%		100%

NOTE: If no option is selected as of the first date on which such contributions may be made to the Plan, Option 1 will apply. A Participant with accrued benefits derived from Matching Contributions who has not completed at least one Hour of Service under the Plan in a Plan Year beginning after December 31, 2001, will be subject to the vesting schedule in effect after January 1, 2002, unless otherwise elected by the Employer in an amendment adopting provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Please list the pre-EGTRRA vesting schedules, if applicable, on the Attachment A, Protected Benefits and Prior Plan Provisions.

Part B.	Vesting Schedule For Employer Profit Sharing Contributions

A Participant will become Vested in the portion of their Individual Account derived from Employer Profit Sharing Contributions, if applicable, made pursuant to Section Three of the Adoption Agreement as follows.

YEARS OF VESTING SERVICE	VESTED PERCENTAGE
Profit Sharing	Option 1☐	Option 2☑	Option 3☐	Option 4☐ (complete if chosen)		Option 5☐ (complete if chosen)
Less than One	100%	0%	0%		%	%
1	100%	0%	0%		%	%
2	100%	0%	20%		%	%
3	100%	100%	40%		%	100%
4	100%	100%	60%		%	100%
5	100%	100%	80%		%	100%
6	100%	100%	100%	100%		100%

NOTE: If no option is selected as of the first date on which such contributions may be made to the Plan, Option 1 will apply.

Part C.	Measuring Period For Vesting

Years of Vesting Service shall be measured over the following 12-consecutive month period:

Option 1:	☑	The Plan Year.

Option 2:	☐	The 12-consecutive month period commencing with the Employee’s Employment Commencement Date and each successive 12-month period commencing on the anniversaries of the Employee’s Employment Commencement Date.

Option 3:	☐	Other (specify).

NOTE: If no option is selected, Option 1 will apply.

Part D.	Year of Vesting Service

1.	1,000	Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service.

2.	500	Hours of Service (no more than 500 but less than the number specified in Part D, item 1, above) must be exceeded to avoid a Break in Vesting Service.

NOTE: If no hours are specified, 1,000 and 500 will apply for items 1 and 2, respectively.

Part E.	Exclusion of Certain Years of Vesting Service

All of an Employee’s Years of Vesting Service with the Employer are counted to determine the Vested percentage in the Participant’s Individual Account except (select all that apply):

☐	Years of Vesting Service before the Employee reaches age 18.

☐	Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.

☐	Years of Vesting Service during a period for which the Employee made no mandatory Nondeductible Employee Contributions.

Part F.	Vesting Following Breaks in Service

Will the rehire hold-out rule specified in Plan Section 2.04(C) apply for purposes of determining the Vested portion of a Participant’s Individual Account?

Option 1: ☐ Yes.

Option 2: ☑ No.

NOTE: If no option is selected, Option 2 will apply.

Part G.	Fully Vested Under Certain Circumstances

Will an Employee be fully Vested under the following circumstances (select “Yes” or “No” to each of the following items by selecting the appropriate box)?

1.	The Employee dies.	☑ Yes ☐ No

2.	The Employee incurs a Disability.	☑ Yes ☐ No

3.	The Employee satisfies the conditions for Early Retirement Age (if applicable).	☐ Yes ☑ No

NOTE: If a box is not selected for an item, “Yes” will apply for that item.

Part H.	Timing of Forfeiture Allocations

Timing of forfeiture allocations of all Employer Contributions will be (select one):

Option 1:	☑	In the same Plan Year in which the forfeitures occur:

Option 2:	☐	In the Plan Year following the Plan Year in which the forfeitures occur.

NOTE: If no option is selected. Option 1 will apply. Pursuant to Plan Section 3.04(C) and notwithstanding the election made above, the Employer may first apply Forfeitures to the payment of the Plan’s administrative expenses in accordance with Plan Section 7.04 and/or the restoration of Participant’s Individual Accounts pursuant to Plan Section 4.01(C)(3).

Part I.	Allocation of Forfeitures of Matching Contributions

Forfeitures of Matching Contributions will be (select one):

Option 1:	☐	Allocated to the Individual Accounts of the Participants specified below in the ratio that each Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year. The Participants entitled to receive allocations of such Forfeitures will be (select one):
Suboption (a): ☐ Qualifying Contributing Participants. Suboption (b): ☐ Qualifying Participants. Suboption (c): ☐ All Participants.

NOTE: If no suboption is selected, Suboption (a) will apply.

Option 2:	☑	Applied to reduce Employer Contributions.

NOTE: If no option is selected, Option 2 will apply. Pursuant to Plan Section 3.04(C) and notwithstanding the election made above, the Employer may first apply Forfeitures to the payment of the Plan’s administrative expenses in accordance with Plan Section 7.04 and/or the restoration of Participant’s Individual Accounts pursuant to Plan Section 4.01(C)(3).

Part J.	Allocation of Forfeitures of Excess Aggregate Contributions

Forfeitures of Excess Aggregate Contributions will be (select one):

Option 1: ☐	Allocated to the Individual Accounts of each Qualifying Contributing Participant’s Matching Contribution account in the ratio that each Qualifying Contributing Participant’s Compensation for the Plan Year bears to the total Compensation of all Qualifying Contributing Participants who are non-Highly Compensated Employees for such Plan Year.

Option 2: ☑	Applied to reduce Employer Contributions.

NOTE: If no option is selected, Option 2 will apply. Pursuant to Plan Section 3.04(C) and notwithstanding the election made above, the Employer may first apply Forfeitures to the payment of the Plan’s administrative expenses in accordance with Plan Section 7.04 and/or the restoration of Participant’s Individual Accounts pursuant to Plan Section 4.01(C)(3).

Part K.	Allocation of Forfeitures of Employer Profit Sharing Contributions

Forfeitures of Employer Profit Sharing Contributions will be (select one):

Option 1: ☐	Allocated to the Individual Accounts of the Participants specified below in the manner described in Plan Section 3.04(C) (for Employer Profit Sharing Contributions).

The Participants entitled to receive allocations of such Forfeitures will be (select one):

Suboption (a): ☐ Qualifying Participants.

Suboption (b): ☐ All Participants.

NOTE: If no suboption is selected, Suboption (a) will apply.

Option 2: ☑	Applied to reduce Employer Contributions.

NOTE: If no option is selected, Option 2 will apply. Pursuant to Plan Section 3.04(C) and notwithstanding the election made above, the Employer may first apply Forfeitures to the payment of the Plan’s administrative expenses in accordance with Plan Section 7.04 and/or the restoration of Participant’s Individual Accounts pursuant to Plan Section 4.01(C)(3).

SECTION FIVE: DISTRIBUTIONS AND LOANS Complete Parts A through D

Part A.	Eligibility for Distributions (Answer each of the following items.)

1.	Distributions Upon Termination of Employment

	a.	Individual Account Balances Less Than or Equal to the Cashout Level

i.	Cashout Level for Terminated Participants

For purposes of applying the cashout rules in Plan Section 4.01(C), the cashout level shall be (select one):

Option 1: ☑$5,000.

Option 2: ☐$1,000.

Option 3: ☐$200.

Option 4: ☐$ (specify an amount less than $1,000).

Option 5: ☐Not Applicable. The cashout distribution provisions in Plan Section 4.01(C)(1) will not apply.

NOTE: If no option is selected, Option 2 will apply. A cashout level exceeding $1,000 will subject the Plan to the automatic rollover requirements of Code Section 401(a)(31)(B) as described in Plan Section 5.01(B). If Option 5 is selected, you may skip item (ii) below because the value of the Vested portion of the Participant’s Individual Account must remain in the Plan until the Participant is entitled to, and requests (if required), a distribution.

ii.	Rollovers Disregarded in Involuntary Cashouts

Will rollover contributions be included in determining the value of a Participant’s Vested Individual Account for purposes of Plan Sections 5.01 and 5.04 (select one)?

Option 1: ☑Yes.

Option 2: ☐No.

NOTE: If no option is selected, Option 1 will apply. If Option 2 is selected, the Plan may be subject to the automatic rollover rules pertaining to cashout amounts described in Plan Section 5.01 even if the cashout amount is $ 1,000 or less.

b.	Individual Account Balances Exceeding Cashout Level

i.	Employee Has Not Reached Normal Retirement Age

May an Employee who has not reached Normal Retirement Age request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to Employer Contributions upon incurring a Termination of Employment (select one)?

Option 1: ☑Yes.

Option 2: ☐No.

NOTE: If no option is selected, Option 1 will apply.

ii.	Severance from Employment

May a Participant request a distribution of their Elective Deferrals, Qualified Nonelective Contributions, Qualified Matching Contributions, and earnings on account of Severance from Employment pursuant to Plan Section 5.01(A)(2)?

Option 1: ☑Yes.

Option 2: ☐No.

NOTE: If no option is selected, Option 1 will apply.

2.	Distributions During Employment

	a.	In-Service Withdrawals

i.	In-Service Availability for Elective Deferrals

Will a Participant who has not incurred a Severance from Employment be entitled to request an in-service withdrawal from the Plan of that portion of the Participant’s Individual Account attributable to Elective Deferrals. Qualified Nonelective Contributions, and Qualified Matching Contributions (select one)?

☑Yes, if he or she has attained age 59 1/2 (must be at least age 59 1/2. If no age is specified, age 59 1/2 will apply)

☐Yes, if he or she has attained Normal Retirement Age.

NOTE: If either box is selected above, select whether in-service distributions will be available from Pre-Tax and/or Roth Elective Deferrals.

☑Pre-Tax Elective Deferrals.

☑Roth Elective Deferrals.

NOTE: If a Participant is permitted to request an in-service distribution upon attainment of Normal Retirement Age, he or she must also be at least age 59 1/2 to be eligible for the distribution. If in-service distributions are permitted and neither Pre-Tax nor Roth Elective Deferrals is selected, in-service distributions will be permitted from both Pre-Tax Elective Deferrals and Roth Elective Deferrals.

ii.	In-Service Availability for Employer Contributions

Will a Participant be entitled to request an in-service withdrawal from the Plan of that portion of the Participant’s Individual Account attributable to Matching Contributions, and Employer Profit Sharing Contributions (select one)?

Option 1:	☑	Yes, with respect to the following contributions (select all that apply and complete the table below).

☑Matching Contributions.

☑Employer Profit Sharing Contributions.

Option 2:	☐	No.

NOTE: If no option is selected, Option 1 will apply with respect to all Matching Contributions, and Employer Profit Sharing Contributions.

	Matching Contributions	Employer Profit Sharing Contributions
Upon attainment of age 59 1/2
Upon attainment of Normal Retirement Age
Upon attainment of age (specify an age other than age 59 1/2):
Upon reaching a Vested percentage equal to: 100%
The maximum Vested percent of the Individual Account that may be withdrawn is (specify Vested percent):
After contributions have been allocated to the Plan for a period of years equal to (must be at least two):

After participating in the Plan for a period of years equal to (must be at least five unless the applicable contributions have been allocated to the Plan for at least two years as specified in the box above):

The maximum number of in-service withdrawals that may be taken while a Participant is employed by the Employer is (specify either “unlimited” or the actual number that applies (e.g., one, one per year, etc.)): Unlimited

After participating in the Plan for a period of years equal to (a) and attaining age (b).	(a) (b)	(a) (b)
After becoming 100% Vested, participating in the Plan for a period of years equal to (a) and attaining age (b).	(a) 0 (b) 59.5	(a) 0 (b) 59.5

NOTE: Place an “x” or enter the specific criteria (e.g., age, vested percentage, etc.) in each box, as applicable. A Participant need only satisfy the criteria in one of the rows to be eligible for an in-service distribution. If Option 1 applies and no selections or entries are made in the table above. Plan Section 5.01(C)(1) will apply in determining whether a Participant is entitled to an in-service distribution and there will be no limit on the number of in-service distributions.

b.	Hardship Withdrawals

i.	Hardship Availability for Elective Deferrals

Will a Participant who has not incurred a Severance from Employment be entitled to request a hardship distribution from the Plan of that portion of the Individual Account attributable to Elective Deferrals (select one)?

Option 1:	☐	Yes, With respect to the following contributions (select all that apply:)

	☑	Pre-tax Elective Deferrals.

	☐	Roth Elective Deferrals.

Option 2:	☑	No.

NOTE: If no option is selected, Option 1 will apply and hardship distributions will be available from both Pre-tax and Roth Elective Deferrals. Hardship distributions of Elective Deferrals will result in a suspension of an Employee’s Elective Deferrals (and Employee Nondeductible Contributions, if applicable) as described in Section 5.01(C)(2)(b) of the Plan.

ii.	Hardship Availability for Matching Contributions, and Employer Profit Sharing Contributions

Will a Participant be entitled to request a hardship distribution from the Plan (select one)?

Option 1:	☐	Yes, with respect to the following contributions (select all that apply).

		☐	Matching Contributions.

		☐	Employer Profit Sharing Contributions.

Option 2:	☐	Yes, with respect to the following contributions and only with respect to a Participant who is 100 percent Vested in their Individual Account attributable to such contributions.

		☐	Matching Contributions.

		☐	Employer Profit Sharing Contributions.

Option 3:	☐	Yes, with respect to the following contributions and only with respect to a Participant who has participated in the Plan for or more years and has attained age .

		☐	Matching Contributions.

		☐	Employer Profit Sharing Contributions.

Option 4:	☐	Yes, with respect to the following contributions and only with respect to a Participant who is 100 percent Vested in their Individual Account and has participated in the Plan for or more years and has attained age .

		☐	Matching Contributions.

		☐	Employer Profit Sharing Contributions.

Option 5:	☑	No.

NOTE: If no option is selected, Option 1 will apply with respect to all Matching Contributions and Employer Profit Sharing Contributions. If Option 1, 2, 3 or 4 applies, complete the following.

How will hardship be defined for purposes of this section?

Suboption (a):	☐	The definition of hardship described in Plan Section 5 .01(C)(2)(a) will apply with respect to the following types of contributions, therefore an Employee’s Elective Deferrals (and Nondeductible Employee Contributions, if applicable) will not be suspended for six months (select all that apply):

		☐	Matching Contributions.

		☐	Employer Profit Sharing Contributions.

Suboption (b):	☐	The safe harbor definition of hardship distribution described in Plan Section 5.01(C)(2)(b) will apply with respect to the following types of contributions, except that an Employee’s Elective Deferrals (and Nondeductible Employee Contributions, if applicable) will not be suspended for six months (select all that apply):

		☐	Matching Contributions.

		☐	Employer Profit Sharing Contributions.

Suboption (c):	☐	The safe harbor definition of hardship distribution described in Plan Section 5.01(C)(2)(b) will apply with respect to the following types of contributions, including the requirement that an Employee’s Elective Deferrals (and Nondeductible Employee Contributions, if applicable) will be suspended for six months (select all that apply):

		☐	Matching Contributions.

		☐	Employer Profit Sharing Contributions.

NOTE: If no suboption is selected, Suboption (b) will apply to the option selected in item (b)(ii) above with regard to Matching Contributions and Employer Profit Sharing Contributions.

3.	Miscellaneous Distribution Issues

	a.	Withdrawals of Rollover Contributions

Will an Employee be entitled to request a distribution of their rollover contributions at any time (select one)?

Option 1: ☐Yes.

Option 2: ☑No.

NOTE: If no option is selected, Option 1 will apply. If Option 2 applies, the Plan’s provisions governing distributions will apply according to Plan Section 5.01 (A)(1).

b. Withdrawals of Transfer Contributions

Will an Employee be entitled to request a distribution of their transfer contributions at any time subject to the restrictions of Plan Section 5.01(D) (select one)?

Option 1: ☐ Yes.

Option 2: ☑ No.

NOTE: If no option is selected, Option 1 will apply. If Option 2 applies, the Plan’s provisions governing distributions will apply according to Plan Section 5.01(A)(1).

c. Disability

Will a Participant who has incurred a Disability be entitled to request a distribution from the Plan (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

Part B.	Form of Distribution (Answer each of the following items.)

	1.	Individual Account Balances of $1,000 or Less

Cashout distributions of $1,000 or less that are Eligible Rollover Distributions and are made to terminated Participants pursuant to Plan Section 5.01(B) shall be (select one):

		Option 1: ☑	Paid in a lump sum distribution.

		Option 2: ☐	Paid in a Direct Rollover to an individual retirement account (as defined in Sections 408(a) and 408(b) of the Code).

NOTE: If no option is selected, Option 1 will apply.

	2.	Individual Account Balances Exceeding $1,000

a. Lump Sum

Will a Participant be entitled to request a distribution of the Vested portion of their Individual Account in a lump sum, subject to Plan Section 5.02 (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

b. Partial Payments

Will a Participant be entitled to request a partial distribution of the Vested portion of their Individual Account, subject to Plan Section 5.02 (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

c. Installment Payments

Will a Participant be entitled to request a distribution of the Vested portion of their Individual Account over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and their designated Beneficiary, subject to Plan Section 5.02 (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

d. Annuity Contracts

Will a Participant be entitled to apply the Vested portion of their Individual Account toward the purchase of an annuity contract, subject to Plan Section 5.02 (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: Option 1 must be selected for at least one of items (a) through (d) in Part B, item 2 above. If neither option is selected for items (a) or (b) in Part B, item 2 above, Option 1 will apply. If neither option is selected for items (c) or (d), Option 2 will apply. If this Plan is restating a Prior Plan, the forms of distribution under this Plan must generally be at least as favorable as under the Prior Plan.

Part C.	Retirement Equity Act Safe Harbor

Will the safe harbor provisions of Plan Section 5.10(E) apply (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

Survivor Annuity Percentage (Complete only if Option 2 is selected or if certain Plan assets (e.g., transfer contributions) are subject to the Retirement Equity Act annuity requirements.)

The survivor annuity portion of the Qualified Joint and Survivor Annuity will be a percentage equal to percent (at least 50 percent, but no more than 100 percent) of the amount paid to the Participant before their death.

NOTE: If no option is selected, the survivor annuity portion of the Qualified Joint and Survivor Annuity will be equal to 50 percent.

Part D.	Loans

May a Participant request a loan pursuant to Plan Section 5.16 (select one)?

Option 1:	☑	Yes.

Option 1:	☐	No.

NOTE: If no option is selected. Option 2 will apply.

NOTE: Generally, Code Section 411(d)(6) prohibits the elimination of protected benefits. Protected benefits include the timing of payout options. If the Plan is restating a Prior Plan that permitted a distribution option described above that involves the timing of a distribution, the selections must generally be at least as favorable as under the Prior Plan. Certain forms of distributions (e.g., redundant forms of distribution) may, however, be eliminated. Refer to Code Section 411(d)(6) and the corresponding Treasury regulation for details pertaining to the elimination of otherwise protected benefits. Note that ADP Test Safe Harbor Contributions may not be distributed earlier than Severance from Employment, death, Disability, an event described in Section 401(k)(10) of the Code, or, in the case of a profit sharing plan, the attainment of age 59 1/2.

SECTION SIX: DEFINITIONS Complete Parts A through 1

Part A.	Compensation

1.		Base Definition

Compensation will mean all of each Participant’s (select all that apply):

	☑	W-2 wages (select all that apply):

☑ Matching and Employer Profit Sharing Contributions.

☑ Elective Deferrals.

	☐	Section 3401(a) wages (select all that apply):

☐ Matching and Employer Profit Sharing Contributions.

☐ Elective Deferrals

	☐	415 safe-harbor compensation (select all that apply):

☐ Matching and Employer Profit Sharing Contributions.

☐ Elective Deferrals.

NOTE: If a definition of Compensation is not selected for one or more contribution sources, W-2 wages will apply to such source.

2.		Determination Period

Compensation shall be determined over the following applicable period (select one):

Option 1: ☑ The Plan Year.

Option 2: ☐ The calendar year ending with or within the Plan Year.

Option 3: ☐ The consecutive 12-month period, beginning on (specify month and day) .

NOTE: If no option is selected. Option 1 will apply.

3.		Inclusion of Elective Deferrals

Compensation shall include Employer Contributions (made pursuant to a salary reduction agreement) that are not includible in the gross income of the Employee under any of the following Code sections (select “Yes” or “No” by selecting the appropriate box).

Section 125 (cafeteria plans), Section 132(f)(4) (transportation fringe benefits).

Section 402(e)(3) (401(k) Plans), Section 408(k) (salary deferral SEP Plans).

Section 403(b) (tax sheltered annuity plans), Section 457 (deferred compensation plans of state and local governments and tax-exempt organizations)                                                                                 ☑Yes    ☐No

NOTE: If no option is selected, “Yes” will apply.

4.		Exclusions from Compensation

Compensation shall not include the following (select any that apply):

☐Bonuses ☐ Commissions

☐Overtime ☐ Other (specify) ..

NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section Three, Part D, item 3 is selected. If any items are excluded, the definition of Compensation may not be a safe harbor alternative definition of compensation and may be subject to nondiscrimination testing under Code Section 414(s).

5.		Post-Severance Compensation

	a.	Regular Compensation

In addition to any adjustment to Compensation elected above, will regular compensation be included in Compensation (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

	b.	Leave Payments

In addition to any adjustment to Compensation elected above, will leave payments be excluded from Compensation (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

6.	Pre-Entry Date Compensation

Unless a different definition of Compensation is required by either the Code or ERISA, for the Plan Year in which an Employee enters the Plan, the Employee’s Compensation that will be taken into account for purposes of the Plan will be (select one):

Option 1: ☑ Compensation from the Entry Date.

Option 2: ☐ Compensation for the full Plan Year.

NOTE: If no option is selected, Option 1 will apply.

Part B.	Disability

For purposes of this Plan, Disability shall mean (select one):

Option 1: ☑	The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Option 2: ☐	The inability to engage in any substantial, gainful activity in the Employee’s trade or profession for which the Employee is best qualified through training or experience.

NOTE: If no option is selected, Option 1 will apply.

Part C.	Highly Compensated Employee

1.	Top Paid Group Election

For purposes of determining who is a Highly Compensated Employee under the Plan, will the top paid group election apply (select one)?

Option 1: ☐Yes.

Option 2: ☑No.

NOTE: If no option is selected, Option 2 will apply.

2.	Calendar Year Data Election

If the Plan Year is a fiscal year other than a calendar year, for purposes of determining who is a Highly Compensated Employee (other than a five-percent owner) under the Plan, will the calendar year data election apply (select one)?

Option 1: ☐Yes.

Option 2: ☑No.

NOTE: If no option is selected, Option 2 will apply. If the Plan Year is a calendar year, the Highly Compensated Employee determination will be based on the calendar year.

Part D.	Hour of Service - Method of Determining Service

Service will be determined on the basis of (select one):

Option 1: ☐	Elapsed Time.

Option 2: ☑	Actual hours for which an Employee is paid or entitled to payment.

Option 3: ☐	Days worked. An Employee will be credited with 10 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the day.

Option 4: ☐	Weeks worked. An Employee will be credited with 45 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the week.

Option 5: ☐	Semi-Monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

Option 6: ☐	Months worked. An Employee will be credited with 190 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the month.

NOTE: If no option is selected, Option 2 will apply.

Part E.	Limitation Year Means

Option 1: ☑	The Plan Year.

Option 2: ☐	The calendar year.

Option 3: ☐	Other 12-consecutive month period (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.).

NOTE: If no option is selected, Option 1 will apply.

Part F.	Plan Year Means

Option 1:	☐	The 12-consecutive month period which coincides with the Adopting Employer’s tax year.

Option 2:	☑	The calendar year.

Option 3:	☐	The 52/53 week period ending on the (specify day of the week) nearest (specify month and day) of each year.

Option 4:	☐	Other 12-consecutive month period (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)

NOTE: If no option is selected, Option 1 will apply.

If the initial Plan Year or any subsequent Plan Year is less than 12 months (a short Plan Year) specify such Plan Year’s beginning and ending

dates.                                                                                                                                                            .

Part G.	Predecessor Employer Service

In addition to the Hours of Service credited when an Employer maintains the plan of a predecessor employer. Hours of Service with a predecessor employer will be credited for the following purposes where the Employer does not maintain the plan of a predecessor employer (select all that apply):

☐ Eligibility. ☐ Vesting. ☐ Allocation of Contributions.

Name of Predecessor Employer(s):

If service with a predecessor is taken into account for one or more of the items listed above, specify any additional limitations on crediting service that apply (e.g., limitations by business classification, length of service, etc.):

Part H.	Retirement Age

1. Early Retirement Age

The Early Retirement Age under the Plan will be (select one):

Option 1:	☑	An Early Retirement Age is not applicable under the Plan.

Option 2:	☐	A Participant satisfies the Plan’s Early Retirement Age conditions by attaining age and completing Years of Vesting Service.

NOTE: If no option is selected, Option 1 will apply.

2. Normal Retirement Age

The Normal Retirement Age under the Plan will be (select and complete one):

	Option 1:	☑	Age 65 (not to exceed 65 or such later age as may be allowed under Code Section 411(a)(8)).

	Option 2:	☐	The later of age (not to exceed 65 or such later age as may be allowed under Code Section 41l(a)(8)) or the (not to exceed fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

NOTE: If no option is selected, Option 1 and age 59 1/2 will apply.

Part I.	Valuation Date

The Plan Valuation Date will be (select one):

Option 1:	☑	Daily.

Option 2:	☐	The last day of the Plan Year and each other date designated by the Plan Administrator which is selected in a uniform an nondiscriminatory manner.

Option 3:	☐	The last day of each Plan quarter.

Option 4:	☐	The last day of each month.

Option 5:	☐	Other (Specify one or more dates that are selected in a uniform and nondiscriminatory manner, including the last day of the Plan Year.)

NOTE: If no option is selected, Option 2 will apply.

SECTION SEVEN: MISCELLANEOUS

Complete Parts A and B

Part A.	Life Insurance

Will life insurance investments be permitted under the Plan (select one)?

	Option 1:	☐	Yes.

	Option 2:	☑	No.

NOTE: If no option is selected, Option 2 will apply.

Part B.	Participant Direction

1. Authorization

Will a Participant be responsible for directing any or all of the investment of their Plan assets pursuant to Plan Section 7.22(B) (select one)?

Option 1: ☑Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply. Complete the remainder of Part B only if Option 1 is selected.

2.	Investment Options

A Participant may direct the investment of their Plan assets among the following investments (select one).

	Option 1:	☑	Only those investment options designated by the Plan Administrator or other Fiduciary as being subject to Participant direction.

	Option 2:	☐	Any investment permitted by the Plan.

NOTE: If no option is selected, Option 1 will apply.

3.	Accounts Subject to Participant Direction

A Participant shall be responsible for directing the following portions of their Individual Account (select one):

	Option 1:	☑	The entire Individual Account.

	Option 2:	☐	Those accounts that the Plan Administrator may designate from time to time in a uniform and nondiscriminatory manner.

	Option 3:	☐	The following accounts (select all that apply):

☐ Elective Deferral account.

☐ Matching Contribution account.

☐ Employer Profit Sharing Contribution account.

☐ Rollover contribution account.

☐ Transfer contribution account.

☐ Other (Specify one or more of the accounts that may, in part, comprise a Participant’s Individual Account under this Plan. Do not list any restrictions on Participant direction that would be deemed to restrict any benefits, rights or features in a discriminatory manner prohibited under Code Sec. 401(a)(4).) .

NOTE: If no option is selected, Option 1 will apply.

4.	Frequency of Investment Changes

A Participant may make changes to the investments within their Individual Account with the following frequency (select one):

	Option 1:	☑	In accordance with uniform and nondiscriminatory rules established by the Plan Administrator or other Fiduciary.

	Option 2:	☐	Daily.

	Option 3:	☐	Monthly.

	Option 4:	☐	Quarterly.

	Option 5:	☐	Other (Specify one or more uniform and nondiscriminatory periods selected by the Plan Administrator.)

NOTE: If no option is selected, Option 1 will apply. The Plan’s Valuation Dates must be at least as often as the frequency selected above.

5	ERISA 404(c) Compliance

Does the Adopting Employer intend to operate this Plan in compliance with ERISA Section 404(c) as set forth in Plan Section 7.22(B)?

Option 1: ☐ Yes.

Option 2: ☑ No.

NOTE: If no option is selected, Option 1 will apply.

SECTION EIGHT: TRUSTEE AND CUSTODIAN Complete Parts A and B (as applicable)

Part A.	Trustee (This Part A must be completed unless the Plan only covers one or more Self-Employed Individuals or satisfies another exception under ERISA. Select one.)

	1.	Trustee Appointment

		Option 1:	☐	Financial Organization as Trustee

		Option 2:	☑	Individual Trustee(s)

The Trustee of this Plan shall be a: ☑Directed Trustee ☐Discretionary Trustee

Name of Trustee

Corrine Allen

Address

1511 3rd St.

City Santa Fe

Telephone 505-988-5520	State NM	Zip 87505

Signature

Title

Trustee

	2.	Trust Agreement

If a Trustee is designated in Part A, item 1 above, which trust agreement will apply to the Plan (select one)?

		Option 1:	☑	Trust provisions contained in Plan Section Eight.

		Option 2:	☐	Separate executed trust agreement attached hereto.

NOTE: If no option is selected. Option 1 will apply. If Option 2 is selected, the attached trust agreement must be on file with the IRS for use by the Prototype Sponsor listed in Section Nine below.

Part B.	Custodian (Both a Custodian and Trustee may be appointed for the Plan. This Part B must be completed if a Trustee is not named in Part A, above.)

	1.	Custodian Appointment

Financial Organization

Address

Signature

Type Name Title

	2.	Custodial Agreement

If a Custodian is designated in Part B, item 1 above, which custodial agreement will apply to the Plan (select one)?

		Option 1:	☐	Custodial provisions contained in Plan Section Eight.

		Option 2:	☐	Separate executed custodial agreement attached hereto.

NOTE: If no option is selected. Option 1 will apply. If Option 2 is selected, the attached custodial agreement must be on file with the IRS for use by the Prototype Sponsor listed in Section Nine below.

SECTION NINE: EMPLOYER SIGNATURE

Practitioner

Name of Practitioner	Paychex, Inc.

Address	1175 John Street, West Henrietta, NY 14586

Telephone	1-800-472-0072

Plan Administrator

☐	Check here and provide the applicable information below if someone other than the Adopting Employer will be the Plan Administrator.

Name of Plan Administrator

Address

City	State Zip

Telephone

Signature of Plan Administrator	Date Signed

Type Name

Check the applicable box if there is an attachment(s) that applies to this Plan other than a separate trust or custodial agreement.

☐	Attachment A, Protected Benefits and Prior Plan Provisions.

☐	Attachment B, Participating Employer Form.

☐	Attachment C, Special Effective Date(s).

☐	Attachment D, New Comparability Allocation Group(s)

Other: (If this box is checked, please describe the attachment(s))

☐

Authorized Employer Signature

I am an authorized representative of the Adopting Employer named above and I state the following:

1.	I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan;

2.	I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan;

3.	I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan; and

4.	I have received a copy of this Adoption Agreement, the corresponding Basic Plan Document and, if applicable, any separate trust or custodial agreement used in lieu of the trust or custodial agreement contained in the Basic Plan Document.

Signature of Adopting Employer	Date Signed 01/12/2010

Type Name	Title

Corinne Allen	CFO

NOTE: The Adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401 of the Internal Revenue Code except to the extent provided in Revenue Procedure 2005-16. An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Code Section 419(e), which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code Section 419A(d)(3), or an individual medical account, as defined in Code Section 415(1)(2) in addition to this Plan may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of Code Sections 415 and 416.

If the Employer who adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of Code Sections 415 and 416, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. The Employer may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the Plan or in Revenue Procedure 2005-16. This Adoption Agreement may be used only in conjunction with Basic Plan Document #01.

SECTION TEN: ALLOCATION FACTOR TABLES

Employers selecting the Age-Weighted Formula in the Adoption Agreement for purposes of allocation Employer Profit Sharing Contributions shall use the following tables in determining the Allocating Factor.

Age Related Allocation Factors*

Participant’s Current Age	7.5%	Interest Rate 8.0%	8.5%
1	0.991	0.714	0.515
2	1.066	0.771	0.559
3	1.146	0.833	0.606
4	1.232	0.899	0.658
5	1.324	0.971	0.714
6	1.423	1.049	0.775
7	1.530	1.133	0.840
8	1.645	1.223	0.912
9	1.768	1.321	0.989
10	1.901	1.427	1.074
11	2.043	1.541	1.165
12	2.197	1.665	1.264
13	2.361	1.798	1.371
14	2.539	1.942	1.488
15	2.729	2.097	1.614
16	2.934	2.265	1.751
17	3.154	2.446	1.900
18	3.390	2.641	2.062
19	3.644	2.853	2.237
20	3.918	3.081	2.427
21	4.212	3.327	2.634
22	4.527	3.594	2.857
23	4.867	3.881	3.100
24	5.232	4.192	3.364
25	5.624	4.527	3.650
26	6.046	4.889	3.960
27	6.500	5.280	4.297
28	6.987	5.703	4.662
29	7.511	6.159	5.058
30	8.075	6.652	5.488
31	8.680	7.184	5 954
32	9.331	7.758	6.461
33	10.031	8.379	7.010

34	10.783	9.049	7.606
35	11.592	9.773	8.252
36	12.462	10.555	8.953
37	13.396	11.400	9.714
38	14.401	12.311	10.540
39	15.481	13.296	11.436
40	16.642	14.360	12.408
41	17.890	15.509	13.463
42	19.232	16.750	14.607
43	20.674	18.090	15.849
44	22.225	19.537	17.196
45	23.892	21.100	18.658
46	25.684	22.788	20.244
47	27.610	24.611	21.964
48	29.681	26.580	23.831
49	31.907	28.706	25.857
50	34.300	31.002	28.055
51	36.872	33.483	30.439
52	39.638	36.161	33.027
53	42.611	39.054	35.834
54	45.806	42.178	38.880
55	49.242	45.553	42.185
56	52.935	49.197	45.770
57	56.905	53.133	49.661
58	61.173	57.383	53.882
59	65.761	61.974	58.462
60	70.693	66.932	63.431
61	75.995	72.286	68.823
62	81.695	78.069	74.673
63	87.822	84.315	81.020
64	94.408	91.060	87.907
65	101.489	98.345	95.379

*Based on the UP 1984 Mortality Table Testing Age 65

ATTACHMENT A

PROTECTED BENEFITS AND PRIOR PLAN PROVISIONS

This Attachment may be used by an Adopting Employer to document protected benefits and other prior plan provisions that apply to some or all of the assets of the Adopting Employer’s Plan.

ADOPTING EMPLOYER PLAN INFORMATION

Name of Adopting Employer

Plan Name

Plan Sequence Number	Trust Identification Number (if applicable)	Account Number

PROTECTED BENEFITS AND PRIOR PLAN PROVISIONS

Provision 1:

Source of Provision (e.g., plan name and sequence number, good faith amendment, etc.):

Provision 2:

Source of Provision (e.g., plan name and sequence number, good faith amendment, etc.):

Provision 3:

Source of Provision (e.g., plan name and sequence number, good faith amendment, etc.):

ATTACHMENT B

PARTICIPATING EMPLOYER FORM

This Attachment is used only when a restated plan document is prepared and special effective dates apply for certain plan provisions.

ADOPTING EMPLOYER PLAN INFORMATION

Name of Adopting Employer

Name of Plan

Plan Sequence Number	Trust Identification Number (if applicable)	Account Number

SPECIAL EFFECTIVE DATES

The following participating employer will participate in the Plan of the Adopting Employer as described in the Effective Date section.

Name of Participating Employer

Address

City	State	Zip

Telephone	Participating Employer’s Federal Tax Identification Number

Participating Employer’s Tax Year End (specify month and day)

Type of Business (select one):

☐Sole Proprietorship        ☐Partnership        ☐C Corporation        ☐S Corporation        ☐LLC

☐Other (specify a legal entity recognized under federal or exempt from federal income tax laws)

The participating Employer ☑ is ☐ is not a member of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), a commonly controlled trade or business (as defined in Code Section 414(c) as modified by Code Section 415(h)) or an affiliated service group (as defined in Code Section 414(m)).

EFFECTIVE DATES

☐	New Plan – This is the initial adoption of a plan by the participating employer. The effective date of the Plan is . The Effective Date is usually the first day of the Plan Year in which this Attachment. Participating Employer Form is signed and may not be earlier than such date. Elective Deferrals, however, cannot be made available before the later of the date this Attachment, Participating Employer Form is signed or the Effective Date for Elective Deferrals specified in the Adoption Agreement.

☐	Existing Plan Restatement – This is a restatement of an existing qualified plan of the participating employer. The effective date of this restatement is . The EGTRRA restatement Effective Date generally is the first day of the Plan Year in which this Attachment B, Participating Employer Form is signed. An amendment or restatement Effective Date after the first day of the Plan Year in which this Adoption Agreement is signed may result in a reduction or elimination of accrued benefits, violating Code Section 411 (d)(6). If Elective Deferrals are being made available for the first time as a result of an amendment or restatement. Elective Deferrals cannot be made available before the later of the date this Attachment, Participating Employer Form is signed or the Effective Date for Elective Deferrals specified in the Adoption Agreement.

☐	Cessation – This is the cessation of participation in the Plan by the participating employer. The effective date of the cessation is .

SIGNATURES

Adopting Employer

I am an authorized representative of the Adopting Employer named above and I acknowledge that the related employer listed on this Participating Employer Form will participate in the Plan as described above. I agree to provide the participating employer identified above with any amendments that have been made to the Plan and, if applicable, I agree to notify the participating employer of a decision to discontinue or abandon the Plan. I acknowledge that I have relied upon my own advisors regarding such employer participating or ceasing to participate in the Plan.

Signature of Adopting Employer	Date Signed

Type Name	Title

Participating Employer

I am an authorized representative of the related employer name above. I acknowledge that I have received a copy of the Basic Plan Document, the Adoption Agreement, IRS opinion letter and, if applicable, any separate trust agreement used in lieu of the trust agreement contained in the Basic Plan Document. In addition, I authorize the Adopting Employer to make amendments to the Plan on my behalf. I understand that the Adopting Employer, not the Prototype Sponsor, will provide me with any amendments made to the Plan, including a notification if the Adopting Employer has discontinued or abandoned the Plan. I acknowledge that I have relied upon my own advisors regarding the legal and tax implications of participating or ceasing to participate in the Plan.

Signature of Adopting Employer	Date Signed

Type Name	Title

Trustee (The Trustee, if any, named on the Adoption Agreement, must sign below)

Signature of Trustee	Date Signed

Type Name	Title

Signature of Trustee	Date Signed

Type Name	Title

Signature of Trustee	Date Signed

Type Name	Title

ATTACHMENT C

SPECIAL EFFECTIVE DATE(S)

This Attachment is used only when a restated plan document is prepared and special effective dates apply for certain plan provisions.

EMPLOYER INFORMATION

Name of Adopting Employer

Name of Plan

Plan Sequence Number	Trust Identification Number (if applicable)	Account Number

SPECIAL EFFECTIVE DATES

The following special effective dates shall apply to the plan: (Select one or more as applicable) Note: All parameters or limitations stated in the Adoption Agreement apply.

A.	SECTION TWO: ELIGIBILITY

	☐ Part A	Age and Years of Eligibility Service.

Effective Date:

☐ Part B	Exclusion of Certain Classes of Employees.

Effective Date:

☐ Part C	Entry Dates.

Effective Date:

☐ Part D	Hours Required for Eligibility Purposes.

Effective Date:

B.	SECTION THREE: CONTRIBUTIONS

	☐ Part A	Elective Deferrals - Automatic Enrollment for Elective Deferrals	Effective Date:

		Elective Deferrals - Automatic Increases for Elective Deferrals	Effective Date:

Elective Deferrals -Frequency or Limits

Effective Date:

☐ Part B	Matching Contributions

Effective Date:

☐ Part C	Safe Harbor CODA Contributions

Effective Date:

☐ Part D	Employer Profit Sharing Contributions

Effective Date:

☐ Part G	ADP Testing Method

Effective Date:

☐ Part H	ACP Testing Method

Effective Date:

C. SECTION FOUR: VESTING AND ALLOCATION OF FORFEITURES

☐ Part A	Vesting Schedule for Matching Contributions

Effective Date:

☐ Part B	Vesting Schedule for Employer Profit Sharing Contributions

Effective Date:

D. SECTION FIVE: DISTRIBUTIONS AND LOANS

☐ Part A	Eligibility for Distributions (e.g., hardship, in-service)

Effective Date:

Part B	Form of Distribution (e.g., lump sum, installment, annuity)

Effective Date:

☐ Part D	Loans

Effective Date:

E.	SECTION SIX: DEFINITIONS

☐ Part A	Compensation

Effective Date:

☐ Part C	Highly Compensated Employee (e.g., top-paid group, calendar year election)

Effective Date:

F.	OTHER (Specify)

Effective Date:

ATTACHMENT D

NEW COMPARABILITY ALLOCATION GROUP(S)

This attachment is used only when the Adopting Employer selects a new comparability allocation formula to allocate Employer Profit Sharing Contributions, chooses to identify the allocation groups in the Adoption Agreement and uses more than six allocation groups.

EMPLOYER INFORMATION

Name of Adopting Employer

CytoDyn Inc.

Name of Plan

CytoDyn Inc.	401(k) Profit Sharing Plan and Trust

Plan Sequence Number	Trust Identification Number (if applicable)	Account Number

001	75-3056237

ALLOCATION GROUPS

The following allocation groups shall apply in addition to those identified in the Adoption Agreement. (Specify the groups by category of Qualifying Participant, including both Highly Compensated Employees and non-Highly Compensated Employees.)

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